EXHIBIT 99.1


                                Approximate(1)(4)
                                 GSAMP 2005-HE4
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


     Overview of the Offered Certificates
     ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                Approximate        Primary      Expected                        Estimated     Principal           Expected
   Offered       Principal       Collateral      Credit       Initial Pass-     Avg. Life      Payment             Ratings
Certificates   Balance(1)(4)        Group       Support     Through Rate(5)     (yrs)(2)    Window(2)(3)    S&P / Fitch / Moody's
------------------------------------------------------------------------------------------------------------------------------------
   A-1           $374,159,000      Group I         24.55%     LIBOR + [ ]%           2.39   09/05 - 12/12      AAA / AAA / Aaa

   A-2A          $390,155,000     Group II         24.55%     LIBOR + [ ]%           1.00   09/05 - 06/07      AAA / AAA / Aaa

   A-2B          $258,695,000     Group II         24.55%     LIBOR + [ ]%           3.00   06/07 - 02/11      AAA / AAA / Aaa

   A-2C           $94,755,000     Group II         24.55%     LIBOR + [ ]%           6.88   02/11 - 12/12      AAA / AAA / Aaa

   M-1            $58,517,000   Groups I & II      20.60%     LIBOR + [ ]%           5.10   03/09 - 12/12      AA+ / AA+ / Aa1

   M-2            $55,555,000   Groups I & II      16.85%     LIBOR + [ ]%           5.04   01/09 - 12/12      AA+ / AA+ / Aa2

   M-3            $37,777,000   Groups I & II      14.30%     LIBOR + [ ]%           5.01   12/08 - 12/12       AA / AA / Aa3

   M-4            $26,667,000   Groups I & II      12.50%     LIBOR + [ ]%           5.00   11/08 - 12/12      AA- / AA- / A1

   M-5            $26,666,000   Groups I & II      10.70%     LIBOR + [ ]%           4.99   11/08 - 12/12       A+ / A+ / A2

   M-6            $23,704,000   Groups I & II       9.10%     LIBOR + [ ]%           4.98   10/08 - 12/12        A / A / A3

   B-1            $25,184,000   Groups I & II       7.40%     LIBOR + [ ]%           4.97   10/08 - 12/12      A- / A- / Baa1

   B-2            $18,519,000   Groups I & II       6.15%     LIBOR + [ ]%           4.97   10/08 - 12/12    BBB+ / BBB+ / Baa2

   B-3            $19,999,000   Groups I & II       4.80%     LIBOR + [ ]%           4.96   09/08 - 12/12     BBB / BBB / Baa3

   B-4            $18,519,000   Groups I & II       3.55%     LIBOR + [ ]%           4.95   09/08 - 12/12     BBB- / BBB- / Ba1
------------------------------------------------------------------------------------------------------------------------------------
  Total        $1,428,871,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(3) The rated final distribution date for the certificates is the Distribution Date in August 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.



      Selected Mortgage Pool Data(6)
      ------------------------------
                                                ------------------------------------------------------------------------------------
                                                             Group I                           Group II                 Aggregate
------------------------------------------------------------------------------------------------------------------------------------
                                                 Adjustable Rate    Fixed Rate    Adjustable Rate     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                        $441,952,996   $58,576,900       $814,636,104   $180,118,015     $1,495,284,015

Number of Mortgage Loans:                                  2,806           813              3,487          1,704              8,810

Average Scheduled Principal Balance:                    $157,503       $72,050           $233,621       $105,703           $169,726

Weighted Average Gross Coupon:                             7.255%        8.736%             7.364%         7.990%             7.452%

Weighted Average Net Coupon(7):                            6.715%        8.226%             6.854%         7.480%             6.942%

Weighted Average Current FICO Score:                         621           633                627            638                627

Weighted Average Original LTV Ratio(8):                    81.20%        56.56%             82.66%         64.09%             78.97%

Weighted Average Combined Original LTV Ratio(8):           81.27%        87.29%             82.68%         84.56%             82.67%

Weighted Average Std. Remaining Term (months):               361           311                363            339                358

Weighted Average Seasoning (months):                           2             2                  2              1                  2

Weighted Average Months to Roll(9):                           25           N/A                 23            N/A                 24

Weighted Average Gross Margin(9):                           6.35%          N/A               6.37%           N/A               6.36%

Weighted Average Initial Rate Cap(9):                       2.70%          N/A               2.56%           N/A               2.61%

Weighted Average Periodic Rate Cap(9):                      1.31%          N/A               1.30%           N/A               1.30%

Weighted Average Gross Max. Lifetime Rate(9):              13.61%          N/A              13.71%           N/A              13.67%
------------------------------------------------------------------------------------------------------------------------------------

(6) All percentages related to the Mortgage Loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(8) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.

(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Fremont Investment & Loan ("Fremont") (48.42%), various other sellers, each comprising of less than 10% (29.78%) and purchased through the Goldman Sachs Residential Mortgage Conduit (21.80%).

o Credit support for the certificates will be provided through a senior/subordinate structure, initial overcollateralization of 3.55% and excess spread.

o Upon completion of servicing transfers (scheduled to occur by November 1, 2005), all of the Mortgage Loans will be serviced by JPMorgan Chase Bank, National Association ("JPMorgan"). JPMorgan's servicer ratings are Strong (S&P), RPS1 (Fitch) and SQ1 (Moody's).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE4" and on Bloomberg as "GSAMP 05-HE4".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,405,121,142. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.456% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              August 25, 2005

Cut-off Date:                       August 1, 2005

Statistical Calculation Date:       July 1, 2005

Expected Pricing Date:              On or before August 17, 2005

First Distribution Date:            September 26, 2005

Key Terms
---------

Offered Certificates:             Class A, Class M and Class B Certificates

LIBOR Certificates:               The Offered Certificates

Class A-2 Certificates:           Class A-2A, Class A-2B and Class A-2C
                                  Certificates

Class A Certificates:             Class A-1 and Class A-2 Certificates

Class M Certificates:             Class M-1, Class M-2, Class M-3, Class M-4,
                                  Class M-5 and Class M-6 Certificates

Class B Certificates:             Class B-1, Class B-2, Class B-3 and Class B-4
                                  Certificates

Class R Certificates:             Class R-1 and Class R-2 Certificates. The
                                  Class R Certificates are not offered hereby.

Depositor:                        GS Mortgage Securities Corp.

Lead Manager:                     Goldman, Sachs & Co.

Servicer:                         Upon completion of servicing transfers
                                  (scheduled to occur by November 1, 2005),
                                  JPMorgan.

Trustee:                          Deutsche Bank National Trust Company

Custodians:                       Wells Fargo Bank, N.A., Deutsche Bank National
                                  Trust Company and JPMorgan


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Provider:                    TBD

Servicing Fee Rate:               50 bps

Trustee Fee Rate:                 No more than 1 bp

Expense Fee Rate:                 The Servicing Fee Rate and the Trustee Fee
                                  Rate

Distribution Date:                25th day of the month or the following
                                  Business Day

Rated Final Distribution
Date: For all certificates, the Distribution Date occurring in August 2035.

Mortgage Loans:                   The trust will consist of two groups of
                                  subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:           Approximately $500,529,896 of Mortgage Loans
                                  with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie
                                  Mac.

Group II Mortgage Loans:          Approximately $994,754,119 of Mortgage Loans
                                  with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Record Date:                      For any Distribution Date, with respect to
                                  each class of Offered Certificates, the last business day of the Interest Accrual Period.
                                  With respect to the Class R Certificates, the last business day of the month preceding the month in which the Distribution Date occurs.

Delay Days:                       0 day delay on all certificates

Day Count:                        Actual/360 basis

Prepayment Period:                The calendar month prior to the Distribution
                                  Date

Due Period:                       The period commencing on the second day of the
                                  calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:          The prior Distribution Date to the day prior
                                  to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                       Adjustable rate mortgage loans: CPR starting
                                  at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter. Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                    The initial weighted average net coupon of the
                                  mortgage pool will be greater than the
                                  interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                                  Initial Gross WAC:(1)                                               7.4525%

                                      Less Expense Fee Rate:                                          0.5100%
                                                                                                  -------------
                                  Net WAC:(1)                                                         6.9425%
                                      Less Initial Swap Outflow:(2)                                   0.7882%
                                      Less Initial Wtd. Avg. Certificate Coupon (Approx.):(2)         3.8204%
                                                                                                  -------------
                                  Initial Excess Spread:(1)                                           2.3338%

                                  (1) This amount will vary on each Distribution Date based on changes to the weighted average interest rate on the
                                                   Mortgage Loans as well as any
                                                   changes in day count.

                                  (2)              Assumes 1-month LIBOR equal
                                                   to 3.625%, initial marketing
                                                   spreads and a 30-day month.
                                                   This amount will vary on each
                                                   Distribution Date based on
                                                   changes to the weighted
                                                   average pass-through rates on
                                                   the LIBOR Certificates as
                                                   well as any changes in day
                                                   count.

Servicer Advancing:               Yes, as to principal and interest, subject to
                                  recoverability

Compensating Interest:            The Servicer will pay compensating interest up
                                  to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                  Loans for the related Distribution Date
                                  resulting from principal prepayments on the Mortgage Loans during the related Prepayment
                                  Period and (B) the aggregate Servicing Fee received by the Servicer for that Distribution
                                  Date.

Optional Clean-up Call:           The transaction has a 10% optional clean-up
                                  call

Rating Agencies:                  Standard & Poor's Ratings Services, a division
                                  of The McGraw-Hill Companies, Inc., Moody's
                                  Investors Service, Inc. and Fitch, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:             $25,000 with regard to each of the Offered
                                  Certificates

Legal Investment:                 It is anticipated that the Offered
                                  Certificates will not be SMMEA eligible

ERISA Eligible:                   Underwriter's exemption is expected to apply
                                  to all Offered Certificates. However,
                                  prospective purchasers should consult their own counsel.

Tax Treatment:                    All Offered Certificates represent REMIC
                                  regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The
                                  Class R Certificates will represent the
                                  beneficial ownership of the residual interests in any REMICs. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written to support the promotion or marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your particular circumstances from an independent tax advisor.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                       The Offered Certificates will be offered
                                  pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                  "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                  FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                  BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.55% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 49.10%.

------------------------------------------------------------------------------------------------------------------------------------
            Class                      Initial Subordination Percentage(1)                    Stepdown Date Percentage
------------------------------------------------------------------------------------------------------------------------------------
              A                                      24.55%                                            49.10%
------------------------------------------------------------------------------------------------------------------------------------
             M-1                                     20.60%                                            41.20%
------------------------------------------------------------------------------------------------------------------------------------
             M-2                                     16.85%                                            33.70%
------------------------------------------------------------------------------------------------------------------------------------
             M-3                                     14.30%                                            28.60%
------------------------------------------------------------------------------------------------------------------------------------
             M-4                                     12.50%                                            25.00%
------------------------------------------------------------------------------------------------------------------------------------
             M-5                                     10.70%                                            21.40%
------------------------------------------------------------------------------------------------------------------------------------
             M-6                                      9.10%                                            18.20%
------------------------------------------------------------------------------------------------------------------------------------
             B-1                                      7.40%                                            14.80%
------------------------------------------------------------------------------------------------------------------------------------
             B-2                                      6.15%                                            12.30%
------------------------------------------------------------------------------------------------------------------------------------
             B-3                                      4.80%                                             9.60%
------------------------------------------------------------------------------------------------------------------------------------
             B-4                                      3.55%                                             7.10%
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------------
       Distribution Dates                                      Cumulative Realized Loss Percentage
------------------------------------------------------------------------------------------------------------------------------------
  September 2007 - August 2008       1.70% for the first month, plus an additional 1/12th of 2.15% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
  September 2008 - August 2009       3.85% for the first month, plus an additional 1/12th of 2.20% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
  September 2009 - August 2010       6.05% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
  September 2010 - August 2011       7.80% for the first month, plus an additional 1/12th of 0.45% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
 September 2011 and thereafter                                                8.25%
------------------------------------------------------------------------------------------------------------------------------------

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, the Coupon Strip, if necessary, net swap payments and certain swap termination payments owed to the swap provider.

40-Year Mortgage Coupon Strip ("Coupon Strip"). If, on the 120th Distribution Date or any Distribution Date thereafter the CPR of the Mortgage Loans is equal to or less than 5%, then an amount equal to approximately 15 basis points per annum will be subtracted from the Interest Remittance Amount on the LIBOR Certificates and placed into the Mortgage Reserve Fund to make a payment to certificateholders on the 360th Distribution Date to pay the certificates to zero.

40-Year Mortgage Excess Spread Reserve ("Excess Spread Reserve"). If the certificates are still outstanding on the 282nd Distribution Date or any Distribution Date thereafter, all monthly excess cashflow otherwise payable to the Class X certificates will be directed to the Mortgage Reserve Fund to pay the certificates to zero on the 360th Distribution Date.

40-Year Mortgage Reserve Fund ("Mortgage Reserve Fund"). The Mortgage Reserve Fund will be an amount equal to the sum of the Coupon Strip and the Excess Spread Reserve. The purpose of the Mortgage Reserve Fund is to pay the outstanding certificates to zero on the 360th Distribution Date, if still outstanding. The balance of the Mortgage Reserve Fund will not exceed the minimum of the aggregate certificate balance and the balance of the 40-Year Mortgage Loans.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 50.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

lesser of: (A) the product of (i) approximately 92.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A2-C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)     concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

(v) to a reserve fund, if necessary, any remaining amounts in order to build the Excess Spread Reserve, and

(vi)    to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)    to the certificateholders, to pay interest according to sections (ii),
        (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)    to the holders of the Class X certificates, any remaining amounts.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product Type     No Penalty    1-12 Months    13-24 Months   25-36 Months   37-48 Months   49-60 Months       Total
------------------------------------------------------------------------------------------------------------------------
2 YR ARM        $193,216,939    $67,962,778   $430,881,596    $17,071,995             $0             $0     $709,133,308
2 YR ARM IO       64,757,727     29,894,074    281,058,957      9,630,767              0              0      385,341,526
3 YR ARM          10,872,668      4,896,329      5,610,910     42,021,242              0              0       63,401,149
3 YR ARM IO        8,457,488      2,861,550      1,107,900     29,616,191              0              0       42,043,129
5 YR ARM           2,130,928        806,465      1,884,715      4,550,931              0              0        9,373,040
5 YR ARM IO                0              0        448,700      2,480,500              0              0        2,929,200
BALLOON 15/30      8,872,931      1,918,594     14,946,561      2,628,075              0              0       28,366,161
BALLOON 20/30         99,959         81,837        509,773              0              0              0          691,569
BALLOON 30/40              0              0              0        719,793              0              0          719,793
FIXED             48,064,083     23,565,163     29,661,961     90,663,597        151,664              0      192,106,467
FIXED IO           1,523,165        301,200        369,691      7,213,665              0              0        9,407,721
40 YR              7,408,109        501,851     31,575,357     12,285,637              0              0       51,770,954
------------------------------------------------------------------------------------------------------------------------
Total:          $345,403,997   $132,789,841   $798,056,121   $218,882,392       $151,664             $0   $1,495,284,015
========================================================================================================================


Product Type    No Penalty     1-12 Months    13-24 Months   25-36 Months   37-48 Months    49-60 Months        Total
------------------------------------------------------------------------------------------------------------------------
2 YR ARM              12.92%          4.55%          28.82%          1.14%          0.00%           0.00%       47.42%
2 YR ARM IO            4.33           2.00           18.80           0.64           0.00            0.00        25.77
3 YR ARM               0.73           0.33            0.38           2.81           0.00            0.00         4.24
3 YR ARM IO            0.57           0.19            0.07           1.98           0.00            0.00         2.81
5 YR ARM               0.14           0.05            0.13           0.30           0.00            0.00         0.63
5 YR ARM IO            0.00           0.00            0.03           0.17           0.00            0.00         0.20
BALLOON 15/30          0.59           0.13            1.00           0.18           0.00            0.00         1.90
BALLOON 20/30          0.01           0.01            0.03           0.00           0.00            0.00         0.05
BALLOON 30/40          0.00           0.00            0.00           0.05           0.00            0.00         0.05
FIXED                  3.21           1.58            1.98           6.06           0.01            0.00        12.85
FIXED IO               0.10           0.02            0.02           0.48           0.00            0.00         0.63
40 YR                  0.50           0.03            2.11           0.82           0.00            0.00         3.46
------------------------------------------------------------------------------------------------------------------------
Total:                23.10%          8.88%          53.37%         14.64%          0.01%           0.00%      100.00%
========================================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M and Class B Certificates
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on August 9, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o The LIBOR Certificates, with the exception of Class B-4, are priced at par. Class B-4 priced at 87.276%


-------------------------------------------------------------------------------------------------------------
                                    First Dollar Loss             LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                 40.03                     40.16                     41.72
            Yield (%)                              4.9912                    4.5462                    0.0128
            WAL                                      3.17                      3.17                      3.07
            Modified Duration                        2.91                     2.916                      2.90
            Principal Window                Oct08 - Oct08             Oct08 - Oct08             Sep08 - Sep08
            Principal Writedown         32,957.07 (0.06%)        915,664.85 (1.56%)     9,016,128.01 (15.41%)
            Total Collat Loss     347,130,813.47 (23.43%)   347,924,078.25 (23.49%)   354,356,226.97 (23.92%)
-------------------------------------------------------------------------------------------------------------

Class M-2   CDR (%)                                 30.77                     30.91                     32.24
            Yield (%)                              5.0527                    4.5530                    0.0191
            WAL                                      3.75                      3.75                      3.63
            Modified Duration                       3.392                      3.40                     3.388
            Principal Window                May09 - May09             May09 - May09             Apr09 - Apr09
            Principal Writedown         17,288.28 (0.03%)      1,146,461.85 (2.06%)    10,215,663.54 (18.39%)
            Total Collat Loss     303,312,223.45 (20.47%)   304,308,799.55 (20.54%)   311,545,985.92 (21.03%)
-------------------------------------------------------------------------------------------------------------

Class M-3   CDR (%)                                 25.75                     25.84                     26.73
            Yield (%)                              5.0687                    4.5882                    0.0119
            WAL                                      4.08                      4.08                      3.96
            Modified Duration                       3.664                      3.67                      3.66
            Principal Window                Sep09 - Sep09             Sep09 - Sep09             Aug09 - Aug09
            Principal Writedown         47,807.73 (0.13%)        859,111.03 (2.27%)     7,643,989.04 (20.23%)
            Total Collat Loss     273,127,019.71 (18.44%)   273,837,959.75 (18.48%)   279,053,350.08 (18.84%)
-------------------------------------------------------------------------------------------------------------

Class M-4   CDR (%)                                 22.59                     22.67                     23.20
            Yield (%)                              5.1973                    4.5847                    0.0638
            WAL                                      4.33                      4.33                      4.29
            Modified Duration                       3.853                      3.86                     3.917
            Principal Window                Dec09 - Dec09             Dec09 - Dec09             Dec09 - Dec09
            Principal Writedown         16,357.47 (0.06%)        795,675.83 (2.98%)     5,923,762.40 (22.21%)
            Total Collat Loss     251,978,262.51 (17.01%)   252,657,504.00 (17.05%)   257,124,917.94 (17.36%)
-------------------------------------------------------------------------------------------------------------

Class M-5   CDR (%)                                 19.73                     19.81                     20.33
            Yield (%)                              5.2312                    4.6105                    0.0640
            WAL                                      4.58                      4.58                      4.51
            Modified Duration                       4.042                      4.05                      4.11
            Principal Window                Mar10 - Mar10             Mar10 - Mar10             Mar10 - Mar10
            Principal Writedown         42,295.56 (0.16%)        880,734.38 (3.30%)     6,295,478.06 (23.61%)
            Total Collat Loss     230,909,754.06 (15.59%)   231,638,593.08 (15.64%)   236,340,816.04 (15.95%)
-------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                 17.38                     17.46                     17.95
            Yield (%)                              5.2698                    4.5684                    0.0699
            WAL                                      4.83                      4.83                      4.66
            Modified Duration                        4.23                      4.24                     4.227
            Principal Window                Jun10 - Jun10             Jun10 - Jun10             May10 - May10
            Principal Writedown         81,918.54 (0.35%)        973,297.91 (4.11%)     5,852,571.50 (24.69%)
            Total Collat Loss     212,340,630.17 (14.33%)   213,116,312.59 (14.39%)   216,710,289.62 (14.63%)
-------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------------------------------------
                                     First Dollar Loss             LIBOR Flat                 0% Return
--------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                 15.08                     15.22                     15.71
            Yield (%)                              5.7644                    4.5915                    0.0060
            WAL                                      5.08                      5.07                      4.84
            Modified Duration                       4.363                     4.375                      4.36
            Principal Window                Sep10 - Sep10             Sep10 - Sep10             Aug10 - Aug10
            Principal Writedown         69,297.04 (0.28%)      1,734,718.06 (6.89%)     7,106,812.68 (28.22%)
            Total Collat Loss     192,319,944.16 (12.98%)   193,767,077.93 (13.08%)   197,826,054.08 (13.35%)
--------------------------------------------------------------------------------------------------------------

Class B-2   CDR (%)                                 13.51                     13.62                     13.97
            Yield (%)                              5.8648                    4.5996                    0.0670
            WAL                                      5.25                      5.24                         5
            Modified Duration                       4.466                     4.478                      4.46
            Principal Window                Nov10 - Nov10             Nov10 - Nov10             Oct10 - Oct10
            Principal Writedown        118,673.14 (0.64%)      1,483,785.53 (8.01%)     5,488,065.13 (29.63%)
            Total Collat Loss     177,449,713.15 (11.98%)   178,641,047.81 (12.06%)   181,546,546.13 (12.25%)
--------------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                 11.90                     12.06                     12.40
            Yield (%)                              6.3510                    4.6051                    0.0166
            WAL                                      5.42                      5.38                      5.11
            Modified Duration                       4.523                      4.54                     4.576
            Principal Window                Jan11 - Jan11             Jan11 - Jan11             Jan11 - Jan11
            Principal Writedown        108,607.15 (0.54%)     2,186,858.23 (10.93%)     6,582,898.51 (32.92%)
            Total Collat Loss     161,127,722.64 (10.88%)   162,946,399.72 (11.00%)   166,783,738.75 (11.26%)
--------------------------------------------------------------------------------------------------------------
Class B-4   CDR (%)                                 10.55                     10.91                     11.13
            Yield (%)                             10.1849                    4.5721                    0.1373
            WAL                                      5.58                      5.23                      4.83
            Modified Duration                       4.388                     4.419                      4.46
            Principal Window                Mar11 - Mar11             Mar11 - Mar11             Mar11 - Mar11
            Principal Writedown         66,300.93 (0.36%)     5,592,581.80 (30.20%)     8,684,559.00 (46.90%)
            Total Collat Loss      146,803,933.84 (9.91%)   151,064,108.35 (10.20%)   153,645,650.88 (10.37%)
--------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


--------------------------------------------------------------------------------------
                               50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
--------------------------------------------------------------------------------------
Class A-1    WAL                5.03     3.45      2.55      1.88      1.31      1.12
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       316      240       180       140        35        29
--------------------------------------------------------------------------------------
Class A-2A   WAL                1.80     1.27      1.00      0.84      0.72      0.64
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        43       29        22        18        15        13
--------------------------------------------------------------------------------------
Class A-2B   WAL                6.18     4.16      3.00      2.13      1.76      1.51
             First Prin Pay       43       29        22        18        15        13
             Last Prin Pay       132       89        66        34        28        24
--------------------------------------------------------------------------------------
Class A-2C   WAL               16.31    11.40      8.49      6.24      2.65      2.22
             First Prin Pay      132       89        66        34        28        24
             Last Prin Pay       325      255       194       153        36        30
--------------------------------------------------------------------------------------
Class M-1    WAL               10.67     7.30      5.64      5.33      7.07      5.83
             First Prin Pay       58       39        43        52        65        54
             Last Prin Pay       302      225       171       133       124       102
--------------------------------------------------------------------------------------
Class M-2    WAL               10.66     7.29      5.57      4.97      5.12      4.23
             First Prin Pay       58       39        41        47        52        43
             Last Prin Pay       295      217       164       128       103        85
--------------------------------------------------------------------------------------
Class M-3    WAL               10.63     7.27      5.53      4.79      4.59      3.80
             First Prin Pay       58       39        40        44        48        40
             Last Prin Pay       286      208       157       123        99        81
--------------------------------------------------------------------------------------
Class M-4    WAL               10.61     7.25      5.50      4.69      4.36      3.62
             First Prin Pay       58       39        39        43        45        38
             Last Prin Pay       278      201       151       118        95        78
--------------------------------------------------------------------------------------
Class M-5    WAL               10.59     7.23      5.47      4.63      4.22      3.50
             First Prin Pay       58       39        39        41        43        36
             Last Prin Pay       272      195       147       114        92        76
--------------------------------------------------------------------------------------
Class M-6    WAL               10.56     7.20      5.44      4.57      4.11      3.42
             First Prin Pay       58       39        38        40        41        35
             Last Prin Pay       264      188       141       110        89        73
--------------------------------------------------------------------------------------
Class B-1    WAL               10.51     7.16      5.40      4.50      4.01      3.33
             First Prin Pay       58       39        38        40        40        33
             Last Prin Pay       255      180       135       105        85        70
--------------------------------------------------------------------------------------
Class B-2    WAL               10.45     7.11      5.36      4.44      3.93      3.27
             First Prin Pay       58       39        38        39        39        33
             Last Prin Pay       244      172       128       100        80        66
--------------------------------------------------------------------------------------
Class B-3    WAL               10.36     7.04      5.29      4.39      3.85      3.20
             First Prin Pay       58       39        37        38        38        32
             Last Prin Pay       233      163       121        94        76        63
--------------------------------------------------------------------------------------
Class B-4    WAL               10.21     6.93      5.20      4.29      3.76      3.13
             First Prin Pay       58       39        37        38        37        31
             Last Prin Pay       218      151       112        87        71        58
--------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Call
------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                          ------------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
--------------------------------------------------------------------------------------
Class A-1    WAL                4.76     3.24      2.39      1.76      1.31      1.12
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       176      120        88        69        35        29
--------------------------------------------------------------------------------------
Class A-2A   WAL                1.80     1.27      1.00      0.84      0.72      0.64
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        43       29        22        18        15        13
--------------------------------------------------------------------------------------
Class A-2B   WAL                6.18     4.16      3.00      2.13      1.76      1.51
             First Prin Pay       43       29        22        18        15        13
             Last Prin Pay       132       89        66        34        28        24
--------------------------------------------------------------------------------------
Class A-2C   WAL               13.76     9.35      6.88      4.97      2.65      2.22
             First Prin Pay      132       89        66        34        28        24
             Last Prin Pay       176      120        88        69        36        30
--------------------------------------------------------------------------------------
Class M-1    WAL                9.79     6.61      5.10      4.91      4.67      3.83
             First Prin Pay       58       39        43        52        56        46
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class M-2    WAL                9.79     6.61      5.04      4.56      4.62      3.81
             First Prin Pay       58       39        41        47        52        43
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class M-3    WAL                9.79     6.61      5.01      4.39      4.28      3.54
             First Prin Pay       58       39        40        44        48        40
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class M-4    WAL                9.79     6.61      5.00      4.31      4.06      3.37
             First Prin Pay       58       39        39        43        45        38
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class M-5    WAL                9.79     6.61      4.99      4.26      3.93      3.26
             First Prin Pay       58       39        39        41        43        36
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class M-6    WAL                9.79     6.61      4.98      4.21      3.84      3.18
             First Prin Pay       58       39        38        40        41        35
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class B-1    WAL                9.79     6.61      4.97      4.18      3.75      3.11
             First Prin Pay       58       39        38        40        40        33
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class B-2    WAL                9.79     6.61      4.97      4.14      3.70      3.07
             First Prin Pay       58       39        38        39        39        33
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class B-3    WAL                9.79     6.61      4.96      4.13      3.65      3.03
             First Prin Pay       58       39        37        38        38        32
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------
Class B-4    WAL                9.79     6.61      4.95      4.11      3.61      3.00
             First Prin Pay       58       39        37        38        37        31
             Last Prin Pay       176      120        88        69        56        46
--------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on August 9 2005,
(ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date            (%)
-------  ------------   -------------   ------   ------------   -------------   ------   ------------   -------------
     1      Sep-05             2.3219       49      Sep-09             5.0308       97      Sep-13             4.5425
     2      Oct-05             2.3331       50      Oct-09             5.1751       98      Oct-13             4.7171
     3      Nov-05             2.3184       51      Nov-09             5.0142       99      Nov-13             4.5273
     4      Dec-05             2.3310       52      Dec-09             5.1789      100      Dec-13             4.7223
     5      Jan-06             2.3113       53      Jan-10             4.9876      101      Jan-14             4.5199
     6      Feb-06             2.3109       54      Feb-10             5.0194      102      Feb-14             4.5352
     7      Mar-06             2.3700       55      Mar-10             5.4790      103      Mar-14             5.0943
     8      Apr-06             2.3002       56      Apr-10             5.0087      104      Apr-14             4.5580
     9      May-06             2.3197       57      May-10             5.1602      105      May-14             4.7517
    10      Jun-06             2.2887       58      Jun-10             5.0049      106      Jun-14             4.5980
    11      Jul-06             2.3136       59      Jul-10             5.1762      107      Jul-14             4.7984
    12      Aug-06             2.2724       60      Aug-10             5.0163      108      Aug-14             4.6318
    13      Sep-06             2.2634       61      Sep-10             4.9854      109      Sep-14             4.6462
    14      Oct-06             2.2966       62      Oct-10             5.1483      110      Oct-14             4.8395
    15      Nov-06             2.2420       63      Nov-10             4.9792      111      Nov-14             4.6764
    16      Dec-06             2.2851       64      Dec-10             5.1490      112      Dec-14             4.8873
    17      Jan-07             2.2144       65      Jan-11             4.9503      113      Jan-15             4.7136
    18      Feb-07             2.2166       66      Feb-11             4.9838      114      Feb-15             4.7484
    19      Mar-07             2.3947       67      Mar-11             5.4760      115      Mar-15             5.2928
    20      Apr-07             2.1993       68      Apr-11             4.9731      116      Apr-15             4.7793
    21      May-07             2.2775       69      May-11             5.1338      117      May-15             4.9721
    22      Jun-07             3.5477       70      Jun-11             4.9708      118      Jun-15             4.8289
    23      Jul-07             4.0663       71      Jul-11             5.1355      119      Jul-15             5.0259
    24      Aug-07             3.9420       72      Aug-11             4.9626      120      Aug-15             4.8695
    25      Sep-07             3.9415       73      Sep-11             4.9580
    26      Oct-07             4.0778       74      Oct-11             5.1208
    27      Nov-07             3.9462       75      Nov-11             4.9500
    28      Dec-07             4.6549       76      Dec-11             5.1279
    29      Jan-08             4.7483       77      Jan-12             4.9241
    30      Feb-08             4.7668       78      Feb-12             4.9561
    31      Mar-08             5.0420       79      Mar-12             5.2842
    32      Apr-08             4.7637       80      Apr-12             4.9421
    33      May-08             4.9350       81      May-12             5.1023
    34      Jun-08             4.9870       82      Jun-12             4.9459
    35      Jul-08             5.1725       83      Jul-12             5.1125
    36      Aug-08             5.0182       84      Aug-12             4.9355
    37      Sep-08             5.0141       85      Sep-12             4.9270
    38      Oct-08             5.0902       86      Oct-12             5.0880
    39      Nov-08             4.9620       87      Nov-12             4.9112
    40      Dec-08             5.1797       88      Dec-12             5.0962
    41      Jan-09             5.0205       89      Jan-13             4.9079
    42      Feb-09             5.0353       90      Feb-13             4.5700
    43      Mar-09             5.4841       91      Mar-13             5.1057
    44      Apr-09             5.0272       92      Apr-13             4.5549
    45      May-09             5.1801       93      May-13             4.7282
    46      Jun-09             5.0452       94      Jun-13             4.5580
    47      Jul-09             5.1968       95      Jul-13             4.7400
    48      Aug-09             5.0394       96      Aug-13             4.5503


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution                 Group I   Group II            Distribution                 Group I   Group II
Period       Date       WAC Cap (%)   Cap (%)   Cap (%)    Period       Date       WAC Cap (%)   Cap (%)   Cap (%)
------   ------------   -----------   -------   --------   ------   ------------   -----------   -------   --------
     1      Sep-05          21.5978   21.5493    21.6223       49      Sep-09          12.7346   12.9183    12.6439
     2      Oct-05          21.6090   21.5588    21.6342       50      Oct-09          13.0895   13.2817    12.9946
     3      Nov-05          21.4166   21.3682    21.4409       51      Nov-09          12.6971   12.8991    12.5974
     4      Dec-05          21.3749   21.3251    21.3999       52      Dec-09          13.1042   13.3369    12.9895
     5      Jan-06          21.1225   21.0744    21.1466       53      Jan-10          12.7052   12.9289    12.5949
     6      Feb-06          20.9295   20.8815    20.9535       54      Feb-10          12.6827   12.9072    12.5720
     7      Mar-06          21.0121   20.9591    21.0386       55      Mar-10          13.8836   14.1331    13.7606
     8      Apr-06          20.4447   20.3970    20.4685       56      Apr-10          12.6388   12.8650    12.5273
     9      May-06          20.2509   20.2018    20.2754       57      May-10          12.9980   13.2327    12.8824
    10      Jun-06          19.8179   19.7709    19.8415       58      Jun-10          12.6052   12.8448    12.4872
    11      Jul-06          19.5417   19.4933    19.5659       59      Jul-10          12.9861   13.2565    12.8530
    12      Aug-06          19.0351   18.9884    19.0584       60      Aug-10          12.5839   12.8465    12.4547
    13      Sep-06          18.6449   18.5985    18.6681       61      Sep-10          11.6942   11.9577    11.5646
    14      Oct-06          18.3824   18.3346    18.4062       62      Oct-10          12.0809   12.3541    11.9465
    15      Nov-06          17.8922   17.8462    17.9152       63      Nov-10          11.6881   11.9534    11.5577
    16      Dec-06          17.6542   17.6071    17.6778       64      Dec-10          12.0760   12.3528    11.9400
    17      Jan-07          17.1745   17.1290    17.1971       65      Jan-11          11.6918   11.9687    11.5557
    18      Feb-07          16.8279   16.7826    16.8504       66      Feb-11          11.6887   11.9666    11.5523
    19      Mar-07          16.9224   16.8721    16.9475       67      Mar-11          12.9377   13.2463    12.7862
    20      Apr-07          16.1592   16.1132    16.1821       68      Apr-11          11.6826   11.9622    11.5453
    21      May-07          15.9964   15.9843    16.0024       69      May-11          12.0688   12.3587    11.9266
    22      Jun-07          16.8534   17.2015    16.6800       70      Jun-11          11.6778   11.9609    11.5389
    23      Jul-07          11.4396   11.3888    11.4649       71      Jul-11          12.0720   12.3728    11.9244
    24      Aug-07          11.1359   11.0923    11.1576       72      Aug-11          11.6795   11.9715    11.5363
    25      Sep-07          11.0791   11.0359    11.1006       73      Sep-11          11.6764   11.9693    11.5328
    26      Oct-07          11.2875   11.2431    11.3096       74      Oct-11          12.0624   12.3659    11.9136
    27      Nov-07          10.9778   10.9507    10.9912       75      Nov-11          11.6701   11.9648    11.5258
    28      Dec-07          11.8595   12.0237    11.7779       76      Dec-11          12.0569   12.3631    11.9069
    29      Jan-08          11.7863   11.7238    11.8174       77      Jan-12          11.6696   11.9696    11.5227
    30      Feb-08          11.7423   11.6827    11.7719       78      Feb-12          11.6665   11.9674    11.5192
    31      Mar-08          12.3066   12.2434    12.3379       79      Mar-12          12.4677   12.7903    12.3099
    32      Apr-08          11.6457   11.5916    11.6726       80      Apr-12          11.6602   11.9629    11.5121
    33      May-08          11.9393   11.9483    11.9349       81      May-12          12.0457   12.3594    11.8922
    34      Jun-08          12.3993   12.7059    12.2473       82      Jun-12          11.6542   11.9584    11.5054
    35      Jul-08          12.4122   12.4929    12.3722       83      Jul-12          12.0403   12.3547    11.8866
    36      Aug-08          12.0488   12.1299    12.0087       84      Aug-12          11.6487   11.9539    11.4996
    37      Sep-08          12.0198   12.1015    11.9793       85      Sep-12          11.6456   11.9517    11.4961
    38      Oct-08          12.3343   12.4208    12.2914       86      Oct-12          12.0305   12.3478    11.8756
    39      Nov-08          11.9843   12.1012    11.9264       87      Nov-12          11.6393   11.9472    11.4890
    40      Dec-08          12.9711   13.3176    12.7996       88      Dec-12          12.0240   12.3431    11.8683
    41      Jan-09          12.8301   12.9546    12.7685       89      Jan-13          11.6330   11.9427    11.4819
    42      Feb-09          12.8081   12.9352    12.7452       90      Feb-13          11.6298   11.9404    11.4784
    43      Mar-09          13.9821   14.1238    13.9120       91      Mar-13          12.8724   13.2172    12.7042
    44      Apr-09          12.7556   12.8860    12.6911       92      Apr-13          11.6235   11.9359    11.4712
    45      May-09          13.1163   13.2743    13.0382       93      May-13          12.0077   12.3314    11.8499
    46      Jun-09          12.7844   12.9849    12.6853       94      Jun-13          11.6172   11.9313    11.4641
    47      Jul-09          13.1615   13.3495    13.0686       95      Jul-13          12.0011   12.3267    11.8426
    48      Aug-09          12.7590   12.9419    12.6688       96      Aug-13          11.6108   11.9268    11.4570


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Distribution                         Group I Cap    Group II Cap
Period           Date           WAC Cap (%)           (%)             (%)
------       ------------       -----------       -----------    ------------
  97            Sep-13            11.6076           11.9245         11.4535
  98            Oct-13            11.9913           12.3196         11.8315
  99            Nov-13            11.6013           11.9199         11.4463
 100            Dec-13            11.9847           12.3149         11.8242
 101            Jan-14            11.5949           11.9153         11.4392
 102            Feb-14            11.5917           11.9130         11.4356
 103            Mar-14            12.8302           13.1869         12.6569
 104            Apr-14            11.5854           11.9084         11.4285
 105            May-14            11.9682           12.3030         11.8057
 106            Jun-14            11.5790           11.9038         11.4213
 107            Jul-14            11.9617           12.2983         11.7983
 108            Aug-14            11.5726           11.8992         11.4142
 109            Sep-14            11.5694           11.8969         11.4106
 110            Oct-14            11.9517           12.2911         11.7872
 111            Nov-14            11.5630           11.8923         11.4034
 112            Dec-14            11.9451           12.2863         11.7798
 113            Jan-15            11.5566           11.8877         11.3963
 114            Feb-15            11.5534           11.8854         11.3927
 115            Mar-15            12.7877           13.1562         12.6093
 116            Apr-15            11.5470           11.8807         11.3855
 117            May-15            11.9286           12.2743         11.7613
 118            Jun-15            11.5406           11.8761         11.3783
 119            Jul-15            11.9219           12.2695         11.7539
 120            Aug-15            11.5341           11.8714         11.3712


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,405,121,142. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.456% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.


                                  Swap Schedule

                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date    Amount ($)
------   -----------------   -------------   ------   -----------------   -------------
     1        Sep-05         1,405,121,142       38        Oct-08            51,388,046
     2        Oct-05         1,384,837,395       39        Nov-08            49,064,988
     3        Nov-05         1,359,719,373       40        Dec-08            46,846,641
     4        Dec-05         1,329,804,135       41        Jan-09            44,728,294
     5        Jan-06         1,295,173,648       42        Feb-09            42,705,451
     6        Feb-06         1,255,956,804       43        Mar-09            40,773,818
     7        Mar-06         1,212,329,558       44        Apr-09            38,929,292
     8        Apr-06         1,164,515,621       45        May-09            37,167,954
     9        May-06         1,112,786,184       46        Jun-09            35,486,062
    10        Jun-06         1,057,459,437       47        Jul-09            33,880,042
    11        Jul-06           998,923,601       48        Aug-09            32,346,480
    12        Aug-06           941,580,744       49        Sep-09            30,882,115
    13        Sep-06           887,259,244       50        Oct-09            29,483,833
    14        Oct-06           835,847,389       51        Nov-09            28,148,660
    15        Nov-06           787,188,819       52        Dec-09            26,873,755
    16        Dec-06           741,135,598       53        Jan-10            25,656,405
    17        Jan-07           697,547,765       54        Feb-10            24,494,018
    18        Feb-07           656,292,902       55        Mar-10            23,384,119
    19        Mar-07           617,245,714       56        Apr-10            22,324,346
    20        Apr-07           580,287,657       57        May-10            21,312,439
    21        May-07           545,306,576       58        Jun-10            20,346,245
    22        Jun-07           512,196,352       59        Jul-10            19,423,682
    23        Jul-07           147,802,705       60        Aug-10            18,542,065
    24        Aug-07           140,686,917       61    Sep-10 onwards                 0
    25        Sep-07           133,916,116
    26        Oct-07           127,473,446
    27        Nov-07           121,342,876
    28        Dec-07           115,509,167
    29        Jan-08           109,957,830
    30        Feb-08           104,675,090
    31        Mar-08            99,647,850
    32        Apr-08            94,863,656
    33        May-08            90,310,667
    34        Jun-08            85,978,032
    35        Jul-08            59,035,942
    36        Aug-08            56,368,240
    37        Sep-08            53,820,743


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                     $1,495,284,015
Number of Mortgage Loans:                                                 8,810
Average Scheduled Principal Balance:                                   $169,726
Weighted Average Gross Coupon:                                           7.452%
Weighted Average Net Coupon: (2)                                         6.942%
Weighted Average Current FICO Score:                                        627
Weighted Average Original LTV Ratio:                                     78.97%
Weighted Average Combined Original LTV Ratio:                            82.67%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         24
Weighted Average Gross Margin: (3)                                        6.36%
Weighted Average Initial Rate Cap: (3)                                    2.61%
Weighted Average Periodic Rate Cap: (3)                                   1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.67%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              1,149       $35,641,915      2.38%     10.276%      637       $31,020      96.58%    65.58%    94.98%
$50,001 - $75,000              866        54,102,834      3.62       9.059       622        62,474      87.64     67.06     90.48
$75,001 - $100,000             888        78,174,397      5.23       8.260       622        88,034      84.90     66.45     91.03
$100,001 - $125,000          1,015       113,963,457      7.62       7.810       620       112,279      83.48     69.80     93.74
$125,001 - $150,000            885       121,517,471      8.13       7.598       623       137,308      82.26     66.97     90.67
$150,001 - $200,000          1,362       237,394,466     15.88       7.430       622       174,298      82.19     63.36     93.57
$200,001 - $250,000            832       186,352,677     12.46       7.241       625       223,982      81.37     58.36     93.10
$250,001 - $300,000            588       161,113,037     10.77       7.087       626       274,002      82.03     56.31     94.81
$300,001 - $350,000            391       126,724,033      8.47       7.050       629       324,102      82.33     47.35     92.44
$350,001 - $400,000            307       114,848,708      7.68       7.054       636       374,100      81.65     47.51     95.42
$400,001 & Above               527       265,451,021     17.75       7.042       634       503,702      81.30     43.18     95.11
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                    1          $194,530      0.01%      4.990%      721      $194,530      58.21%   100.00%   100.00%
5.00 - 5.49%                    34         9,479,249      0.63       5.280       669       278,801      76.77     78.68    100.00
5.50 - 5.99%                   255        65,609,499      4.39       5.829       655       257,292      78.37     62.19     96.70
6.00 - 6.49%                   646       153,783,472     10.28       6.270       655       238,055      79.29     64.93     97.78
6.50 - 6.99%                 1,716       398,888,775     26.68       6.764       637       232,453      80.39     61.11     94.25
7.00 - 7.49%                 1,306       268,928,039     17.99       7.245       624       205,917      81.70     54.25     92.68
7.50 - 7.99%                 1,420       267,016,642     17.86       7.723       615       188,040      83.46     48.54     90.36
8.00 - 8.49%                   637        99,278,767      6.64       8.233       606       155,854      84.39     51.00     91.68
8.50 - 8.99%                   693        87,356,064      5.84       8.738       599       126,055      87.65     55.84     90.79
9.00% & Above                2,102       144,748,980      9.68      10.061       609        68,863      91.06     58.44     95.52
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                    210       $40,282,025      2.69%      6.859%      764      $191,819      83.75%    49.40%    86.40%
720 - 739                      193        31,898,216      2.13       6.968       729       165,276      83.47     48.42     93.61
700 - 719                      283        50,736,953      3.39       7.047       709       179,283      83.55     39.93     90.70
680 - 699                      540        94,441,535      6.32       7.212       689       174,892      84.18     38.03     89.17
660 - 679                      870       151,443,076     10.13       7.232       669       174,073      83.48     42.76     86.27
640 - 659                    1,161       202,309,498     13.53       7.252       649       174,255      83.24     43.01     92.21
620 - 639                    1,374       225,897,015     15.11       7.357       629       164,408      83.20     56.74     93.40
600 - 619                    1,433       237,647,593     15.89       7.430       609       165,839      83.55     68.35     96.26
580 - 599                    1,303       218,808,517     14.63       7.532       590       167,927      81.98     74.22     96.94
560 - 579                      669       110,328,482      7.38       8.001       570       164,916      82.05     66.45     97.46
540 - 559                      393        70,341,353      4.70       8.020       550       178,986      79.40     60.79     95.58
520 - 539                      254        40,373,658      2.70       8.479       530       158,951      78.22     61.98     98.02
500 - 519                      124        20,177,457      1.35       8.626       510       162,721      73.30     69.67     97.57
1 - 499                          1           292,336      0.02       8.875       471       292,336      75.00      0.00    100.00
N/A                              2           306,301      0.02       8.841         0       153,150      67.82     54.78    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   7,315    $1,426,289,622     95.39%      7.316%      626      $194,981      81.85%    57.27%    93.30%
Second Lien                  1,495        68,994,393      4.61      10.272       650        46,150      99.57     50.49     98.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 240       $40,700,213      2.72%      7.352%      600      $169,584      48.96%    39.83%    91.85%
60.01 - 70.00%                 385        78,926,020      5.28       7.396       599       205,003      66.70     44.55     88.62
70.01 - 80.00%               3,858       777,297,860     51.98       7.049       634       201,477      79.28     53.72     95.22
80.01 - 85.00%                 649       126,476,536      8.46       7.509       602       194,879      84.47     57.43     93.22
85.01 - 90.00%               1,373       269,313,506     18.01       7.578       620       196,150      89.76     67.15     88.50
90.01 - 95.00%                 469        71,722,341      4.80       8.055       627       152,926      94.80     62.58     92.39
95.01 - 100.00%              1,836       130,847,540      8.75       9.271       646        71,268      99.91     64.43     98.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               1,735      $109,694,606      7.34%      9.188%      632       $63,225      80.79%    46.53%    95.94%
60.01 - 70.00%                 385        78,926,020      5.28       7.396       599       205,003      66.70     44.55     88.62
70.01 - 80.00%               3,858       777,297,860     51.98       7.049       634       201,477      79.28     53.72     95.22
80.01 - 85.00%                 646       126,417,718      8.45       7.507       602       195,693      84.47     57.43     93.26
85.01 - 90.00%               1,356       268,250,503     17.94       7.569       620       197,825      89.77     67.21     88.46
90.01 - 95.00%                 395        69,086,998      4.62       7.971       626       174,904      94.81     62.49     92.50
95.01 - 100.00%                435        65,610,311      4.39       8.269       642       150,828      99.85     78.90     97.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         5,503      $851,619,150     56.95%      7.402%      618      $154,755      83.73%   100.00%    93.10%
Stated                       3,090       597,568,498     39.96       7.539       639       193,388      81.24      0.00     94.49
Limited                        173        39,343,644      2.63       7.288       611       227,420      81.36      0.00     87.79
No Doc                          17         4,621,077      0.31       6.421       697       271,828      79.66      0.00     94.37
Alt                             27         2,131,647      0.14       8.375       641        78,950      90.43      0.00     98.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     5,163      $778,189,681     52.04%      7.518%      640      $150,724      84.38%    56.44%    93.97%
Cashout Refi                 3,328       668,123,429     44.68       7.361       613       200,758      80.61     57.43     92.91
Rate/term Refi                 319        48,970,905      3.28       7.656       612       153,514      83.54     58.59     95.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               8,199    $1,398,558,068     93.53%      7.445%      625      $170,577      82.71%    56.69%   100.00%
Investor                       518        79,648,342      5.33       7.494       651       153,761      81.84     63.51      0.00
Second Home                     93        17,077,606      1.14       7.903       652       183,630      83.48     47.72      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                7,107    $1,179,881,692     78.91%      7.460%      624      $166,017      82.63%    58.37%    95.33%
PUD                            546        94,178,284      6.30       7.519       626       172,488      82.92     49.25     92.96
2 Family                       386        85,967,511      5.75       7.298       649       222,714      83.24     42.99     81.66
Condo                          545        84,406,349      5.64       7.458       640       154,874      82.77     57.15     88.19
3-4 Family                     123        35,752,914      2.39       7.385       637       290,674      81.44     66.98     78.02
PUD Detached                    63         8,510,358      0.57       7.566       622       135,085      83.59     48.87     98.87
Manu/mobile Home                17         3,190,428      0.21       7.072       641       187,672      78.57     61.43     68.65
PUD Attached                    11         1,812,824      0.12       7.898       642       164,802      84.69     19.50     91.84
Townhouse                        9         1,239,643      0.08       7.165       646       137,738      85.76     61.13     85.31
Condo Hi-rise                    2           193,131      0.01       7.699       714        96,566      81.11      0.00    100.00
Other                            1           150,881      0.01       7.200       616       150,881      88.82    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                           1,437      $387,283,774     25.90%      7.027%      633      $269,509      80.30%    43.91%    94.75%
FL                             970       155,751,295     10.42       7.568       624       160,568      82.67     62.65     90.47
IL                             620        97,525,253      6.52       7.454       633       157,299      85.06     53.41     93.58
NJ                             337        81,949,746      5.48       7.355       622       243,174      82.98     52.26     95.88
GA                             552        71,965,888      4.81       7.953       613       130,373      86.23     66.13     87.41
NY                             236        68,449,712      4.58       7.130       635       290,041      80.64     46.57     91.44
MD                             268        55,730,192      3.73       7.489       616       207,948      81.56     73.41     96.35
MN                             320        49,710,074      3.32       7.553       617       155,344      84.46     64.23     91.04
VA                             242        47,783,775      3.20       7.502       625       197,454      81.56     61.97     94.22
TX                             436        41,271,527      2.76       8.151       624        94,659      84.52     54.76     95.17
Other                        3,392       437,862,779     29.28       7.686       626       129,087      83.79     64.99     94.12
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60618                           12        $3,558,115      0.24%      6.910%      690      $296,510      83.63%    19.57%   100.00%
20721                            7         3,059,216      0.20       7.359       643       437,031      84.33     42.77    100.00
90805                           11         2,796,338      0.19       7.359       625       254,213      74.76     26.74     79.44
96740                            7         2,770,390      0.19       7.753       679       395,770      75.73     27.44    100.00
92508                            7         2,752,733      0.18       6.509       629       393,248      83.99     56.87    100.00
92345                           13         2,698,978      0.18       7.189       630       207,614      80.06     41.93    100.00
11221                            8         2,692,408      0.18       7.391       636       336,551      81.91     50.06     84.26
95823                           11         2,683,495      0.18       6.750       629       243,954      79.97     50.79    100.00
20603                            8         2,633,813      0.18       7.294       623       329,227      77.50     85.98    100.00
95206                           12         2,623,688      0.18       7.030       670       218,641      81.81     37.01     93.33
Other                        8,714     1,467,014,841     98.11       7.458       626       168,351      82.71     57.22     93.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                        750       $33,652,313      2.25%     10.188%      649       $44,870      97.02%    43.98%    96.15%
181 - 240                      257         9,340,708      0.62       9.968       640        36,345      94.24     53.39     98.49
241 - 360                    7,589     1,400,520,040     93.66       7.382       627       184,546      82.34     57.87     93.31
421 - 480                      214        51,770,954      3.46       7.130       613       241,920      80.02     41.19     97.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     3,980      $733,177,684     49.03%      7.497%      616      $184,215      82.21%    52.68%    91.89%
2 YR ARM IO                  1,557       385,341,526     25.77       6.927       643       247,490      81.92     61.84     97.83
Fixed                        1,822       199,509,672     13.34       7.908       633       109,500      83.19     66.70     92.58
3 YR ARM                       447        71,283,328      4.77       7.654       604       159,471      83.36     58.28     88.52
3 YR ARM IO                    194        42,043,129      2.81       7.303       637       216,717      84.32     56.00     91.11
Balloon 15/30                  634        28,366,161      1.90      10.461       652        44,742      99.71     36.29     97.34
2 YR ARM BALLOON 30/40          51        11,322,232      0.76       7.424       641       222,005      77.21     35.07     97.97
FIXED IO                        51         9,407,721      0.63       6.865       665       184,465      83.95     68.23     94.42
5 YR ARM                        39         9,058,178      0.61       6.662       643       232,261      79.08     65.42     94.84
5 YR ARM IO                     13         2,929,200      0.20       6.264       659       225,323      78.94     58.31     95.51
Other                           22         2,845,185      0.19       8.110       682       129,327      87.41     21.95     96.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Initial               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   244       $42,610,690      2.85%      7.265%      620      $174,634      80.29%    37.82%    94.07%
1.01 - 1.50%                   123        30,099,140      2.01       6.999       643       244,708      81.35     41.05     98.82
1.51 - 2.00%                 1,706       403,614,331     26.99       7.196       626       236,585      81.68     63.27     93.18
2.51 - 3.00%                 4,137       762,869,824     51.02       7.393       624       184,402      82.57     53.89     93.68
3.01 - 3.50%                     8           890,718      0.06       6.854       667       111,340      83.68     30.95    100.00
3.51 - 4.00%                     1            89,909      0.01       9.375       556        89,909      90.00    100.00    100.00
4.51 - 5.00%                    10         2,232,808      0.15       6.617       648       223,281      77.30     15.25    100.00
5.51 - 6.00%                    63        13,981,991      0.94       7.515       616       221,936      83.53     41.00     86.46
6.01% & Above                    1           199,689      0.01       7.290       643       199,689      80.00    100.00    100.00
N/A                          2,517       238,694,916     15.96       8.173       637        94,833      85.23     62.85     93.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                 3,190      $575,053,487     38.46%      7.387%      622      $180,268      82.72%    44.58%    94.12%
1.01 - 1.50%                 2,981       656,857,049     43.93       7.243       628       220,348      81.74     65.94     93.21
1.51 - 2.00%                    82        17,774,742      1.19       7.237       609       216,765      77.57     47.19     93.76
3.01% & Above                   40         6,903,822      0.46       8.466       610       172,596      90.81     53.88     84.90
N/A                          2,517       238,694,916     15.96       8.173       637        94,833      85.23     62.85     93.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Rate Reset                Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                          10        $1,628,998      0.11%      6.710%      618      $162,900      84.65%    20.91%    84.42%
13 - 24                      5,591     1,129,675,439     75.55       7.304       626       202,052      82.06     55.67     94.00
25 - 36                        639       112,982,423      7.56       7.525       617       176,811      83.73     57.25     89.45
49 & Above                      53        12,302,240      0.82       6.563       647       232,118      79.32     62.05     95.13
N/A                          2,517       238,694,916     15.96       8.173       637        94,833      85.23     62.85     93.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
 Life Maximum Rate           Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                 172       $43,194,056      2.89%      5.781%      650      $251,128      77.96%    54.35%    98.75%
12.00 - 12.49%                 264        61,891,518      4.14       6.236       645       234,438      79.16     51.46     98.11
12.50 - 12.99%                 948       234,832,721     15.70       6.661       637       247,714      80.23     57.39     93.99
13.00 - 13.49%                 980       216,364,240     14.47       6.969       635       220,780      81.70     58.38     93.94
13.50 - 13.99%               1,472       312,347,730     20.89       7.265       626       212,193      82.17     55.64     92.52
14.00 - 14.49%                 815       151,928,462     10.16       7.659       615       186,415      83.25     53.17     92.96
14.50 - 14.99%                 758       127,557,563      8.53       8.164       605       168,282      85.79     51.68     91.15
15.00 - 15.49%                 327        46,976,339      3.14       8.718       608       143,659      87.13     49.33     94.05
15.50 - 15.99%                 244        29,447,593      1.97       9.295       587       120,687      85.47     54.27     90.87
16.00% & Above                 313        32,048,877      2.14      10.211       576       102,393      81.70     79.67     97.58
N/A                          2,517       238,694,916     15.96       8.173       637        94,833      85.23     62.85     93.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



                             Distribution by Margin

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Margin                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  400       $84,770,457      5.67%      6.382%      652      $211,926      80.86%    49.78%    97.37%
5.00 - 5.49%                   532       121,754,468      8.14       6.448       649       228,862      79.65     43.96     94.41
5.50 - 5.99%                   844       186,094,741     12.45       6.841       638       220,491      81.23     58.44     94.75
6.00 - 6.49%                 1,351       301,561,836     20.17       7.026       629       223,214      81.14     56.64     94.76
6.50 - 6.99%                 2,118       427,783,270     28.61       7.655       613       201,975      82.71     57.26     92.49
7.00% & Above                1,048       134,624,328      9.00       8.913       597       128,458      87.28     60.44     89.76
N/A                          2,517       238,694,916     15.96       8.173       637        94,833      85.23     62.85     93.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       8,810    $1,495,284,015    100.00%      7.452%      627      $169,726      82.67%    56.95%    93.53%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

               The Adjustable Rate Mortgage Loans - All Collateral

Scheduled Principal Balance:                                     $1,256,589,100
Number of Mortgage Loans:                                                 6,293
Average Scheduled Principal Balance:                                   $199,680
Weighted Average Gross Coupon:                                           7.316%
Weighted Average Net Coupon: (2)                                         6.806%
Weighted Average Current FICO Score:                                        625
Weighted Average Original LTV Ratio:                                     82.15%
Weighted Average Combined Original LTV Ratio:                            82.18%
Weighted Average Stated Remaining Term (months):                            363
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         24
Weighted Average Gross Margin: (3)                                        6.36%
Weighted Average Initial Rate Cap: (3)                                    2.61%
Weighted Average Periodic Rate Cap: (3)                                   1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.67%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                114        $4,930,342      0.39%      9.344%      603       $43,249      83.93%    82.49%    82.78%
$50,001 - $75,000              489        30,953,123      2.46       8.639       606        63,299      83.72     74.86     87.65
$75,001 - $100,000             607        53,546,672      4.26       7.952       617        88,215      83.86     70.12     90.92
$100,001 - $125,000            813        91,374,372      7.27       7.670       616       112,392      83.23     72.28     93.77
$125,001 - $150,000            741       101,796,244      8.10       7.541       621       137,377      82.31     67.44     90.22
$150,001 - $200,000          1,140       198,839,548     15.82       7.414       621       174,421      82.29     62.08     93.34
$200,001 - $250,000            738       165,390,437     13.16       7.262       623       224,106      81.75     57.42     93.46
$250,001 - $300,000            537       146,930,271     11.69       7.115       625       273,613      82.29     55.95     94.67
$300,001 - $350,000            348       112,665,572      8.97       7.058       627       323,752      82.51     45.09     93.59
$350,001 - $400,000            277       103,806,525      8.26       7.045       634       374,753      81.81     46.57     96.36
$400,001 & Above               489       246,355,994     19.61       7.053       634       503,795      81.29     41.54     94.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                    1          $194,530      0.02%      4.990%      721      $194,530      58.21%   100.00%   100.00%
5.00 - 5.49%                    34         9,479,249      0.75       5.280       669       278,801      76.77     78.68    100.00
5.50 - 5.99%                   242        62,239,423      4.95       5.825       654       257,188      78.25     60.31     97.05
6.00 - 6.49%                   510       121,506,665      9.67       6.274       654       238,248      80.29     60.74     98.45
6.50 - 6.99%                 1,485       355,158,378     28.26       6.764       636       239,164      80.44     60.22     94.50
7.00 - 7.49%                 1,161       243,797,606     19.40       7.246       624       209,989      81.89     53.60     92.64
7.50 - 7.99%                 1,214       235,383,821     18.73       7.722       615       193,891      83.81     46.37     90.26
8.00 - 8.49%                   537        86,895,174      6.92       8.233       606       161,816      85.10     48.55     92.13
8.50 - 8.99%                   470        68,678,771      5.47       8.722       590       146,125      87.62     53.82     91.30
9.00% & Above                  639        73,255,483      5.83       9.775       581       114,641      85.03     67.93     95.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                    144       $31,076,145      2.47%      6.707%      765      $215,807      82.99%    42.52%    87.64%
720 - 739                      118        25,393,104      2.02       6.714       729       215,196      82.22     46.93     93.73
700 - 719                      180        41,138,131      3.27       6.819       708       228,545      82.08     40.17     90.26
680 - 699                      336        75,016,655      5.97       6.973       688       223,264      82.99     35.33     89.20
660 - 679                      553       121,195,451      9.64       7.050       669       219,160      82.74     41.33     85.64
640 - 659                      774       168,497,153     13.41       7.039       649       217,697      82.15     41.68     92.21
620 - 639                      930       186,155,702     14.81       7.181       629       200,167      82.47     54.19     93.20
600 - 619                    1,023       200,839,310     15.98       7.275       609       196,324      83.36     66.31     96.41
580 - 599                    1,018       193,502,287     15.40       7.418       590       190,081      81.81     74.08     96.80
560 - 579                      560        99,474,330      7.92       7.969       570       177,633      82.37     65.40     97.38
540 - 559                      329        60,445,924      4.81       8.015       550       183,726      80.27     60.77     95.76
520 - 539                      222        36,163,582      2.88       8.504       530       162,899      78.74     60.23     97.92
500 - 519                      103        17,092,691      1.36       8.557       511       165,948      74.42     69.99     97.13
1 - 499                          1           292,336      0.02       8.875       471       292,336      75.00      0.00    100.00
N/A                              2           306,301      0.02       8.841         0       153,150      67.82     54.78    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   6,285    $1,256,012,820     99.95%      7.315%      625      $199,843      82.17%    55.83%    93.59%
Second Lien                      8           576,280      0.05       9.344       673        72,035     100.00     66.01    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 159       $30,413,907      2.42%      7.349%      596      $191,282      49.55%    34.25%    92.28%
60.01 - 70.00%                 278        60,947,396      4.85       7.455       596       219,235      66.85     40.05     87.96
70.01 - 80.00%               3,385       697,620,779     55.52       7.040       634       206,092      79.33     52.42     95.40
80.01 - 85.00%                 525       107,482,294      8.55       7.510       597       204,728      84.49     54.46     94.33
85.01 - 90.00%               1,193       235,981,187     18.78       7.580       618       197,805      89.77     66.49     88.47
90.01 - 95.00%                 351        63,553,009      5.06       7.948       625       181,063      94.82     61.37     92.82
95.01 - 100.00%                402        60,590,528      4.82       8.297       639       150,723      99.89     76.95     98.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 167       $30,990,187      2.47%      7.386%      598      $185,570      50.49%    34.84%    92.42%
60.01 - 70.00%                 278        60,947,396      4.85       7.455       596       219,235      66.85     40.05     87.96
70.01 - 80.00%               3,385       697,620,779     55.52       7.040       634       206,092      79.33     52.42     95.40
80.01 - 85.00%                 525       107,482,294      8.55       7.510       597       204,728      84.49     54.46     94.33
85.01 - 90.00%               1,193       235,981,187     18.78       7.580       618       197,805      89.77     66.49     88.47
90.01 - 95.00%                 351        63,553,009      5.06       7.948       625       181,063      94.82     61.37     92.82
95.01 - 100.00%                394        60,014,248      4.78       8.287       639       152,320      99.89     77.05     98.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         3,905      $701,588,772     55.83%      7.290%      616      $179,664      83.48%   100.00%    93.18%
Stated                       2,229       516,137,773     41.07       7.361       638       231,556      80.46      0.00     94.62
Limited                        136        32,753,818      2.61       7.258       613       240,837      81.54      0.00     85.92
No Doc                          16         4,559,086      0.36       6.390       698       284,943      79.75      0.00     94.29
Alt                              7         1,549,651      0.12       7.480       639       221,379      86.95      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     3,603      $670,418,181     53.35%      7.300%      638      $186,072      83.26%    56.29%    93.84%
Cashout Refi                 2,467       546,081,444     43.46       7.314       611       221,354      80.74     55.16     93.07
Rate/term Refi                 223        40,089,475      3.19       7.599       608       179,773      83.78     57.30     96.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               5,824    $1,176,052,584     93.59%      7.302%      623      $201,932      82.18%    55.59%   100.00%
Investor                       403        66,789,495      5.32       7.451       649       165,731      82.27     62.95      0.00
Second Home                     66        13,747,021      1.09       7.777       646       208,288      81.84     42.43      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                5,076      $991,016,171     78.87%      7.325%      622      $195,236      82.13%    56.99%    95.27%
PUD                            406        82,879,233      6.60       7.378       624       204,136      82.67     50.19     92.82
Condo                          386        70,477,177      5.61       7.308       638       182,583      81.91     56.74     89.77
2 Family                       272        69,782,932      5.55       7.134       647       256,555      82.81     42.24     81.97
3-4 Family                      94        30,637,824      2.44       7.307       631       325,934      81.74     66.65     77.85
PUD Detached                    31         6,338,634      0.50       7.293       622       204,472      81.86     44.35     98.49
Manu/mobile Home                14         2,922,432      0.23       6.840       647       208,745      80.76     64.04     71.92
PUD Attached                     6         1,449,140      0.12       7.624       630       241,523      83.12     14.19    100.00
Townhouse                        6           763,014      0.06       7.501       645       127,169      88.15     36.85     76.14
Condo Hi-rise                    1           171,663      0.01       7.475       714       171,663      80.00      0.00    100.00
Other                            1           150,881      0.01       7.200       616       150,881      88.82    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                           1,083      $343,869,962     27.37%      6.856%      632      $317,516      79.56%    43.92%    94.64%
FL                             689       126,089,986     10.03       7.458       624       183,004      82.61     61.13     90.00
IL                             455        85,866,674      6.83       7.285       631       188,718      84.39     53.09     94.45
NJ                             282        72,114,881      5.74       7.369       621       255,727      83.47     49.05     95.53
GA                             402        60,138,537      4.79       7.839       613       149,598      86.37     65.56     86.65
NY                             145        47,712,459      3.80       7.114       628       329,051      80.97     42.35     90.43
MD                             195        45,423,940      3.61       7.447       613       232,943      81.57     71.52     96.02
MN                             236        43,955,668      3.50       7.480       614       186,253      83.94     62.82     89.99
VA                             171        40,432,482      3.22       7.390       622       236,447      80.71     59.44     95.17
MA                             113        31,846,423      2.53       7.280       631       281,827      81.35     50.76     98.92
Other                        2,522       359,138,089     28.58       7.599       622       142,402      83.31     64.76     94.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60618                           10        $3,383,386      0.27%      6.711%      689      $338,339      82.78%    20.58%   100.00%
20721                            7         3,059,216      0.24       7.359       643       437,031      84.33     42.77    100.00
92508                            7         2,752,733      0.22       6.509       629       393,248      83.99     56.87    100.00
11221                            6         2,523,285      0.20       7.227       633       420,548      80.70     53.42     83.21
90805                            8         2,395,927      0.19       7.186       616       299,491      73.52     31.21     76.00
95206                            8         2,339,603      0.19       6.753       667       292,450      79.60     38.73     92.52
92503                            7         2,326,773      0.19       7.183       638       332,396      82.11      0.00    100.00
94531                            5         2,237,693      0.18       7.142       649       447,539      80.33     16.89    100.00
92530                            8         2,225,349      0.18       7.377       619       278,169      84.37     51.74     88.65
92345                           10         2,212,589      0.18       6.948       615       221,259      77.61     49.75    100.00
Other                        6,217     1,231,132,545     97.97       7.322       625       198,027      82.20     56.24     93.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          9          $714,280      0.06%      9.302%      684       $79,364      84.54%    53.25%   100.00%
241 - 360                    6,105     1,211,507,071     96.41       7.320       625       198,445      82.22     56.42     93.47
421 - 480                      179        44,367,749      3.53       7.160       611       247,865      81.22     39.71     96.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     3,980      $733,177,684     58.35%      7.497%      616      $184,215      82.21%    52.68%    91.89%
2 YR ARM IO                  1,557       385,341,526     30.67       6.927       643       247,490      81.92     61.84     97.83
3 YR ARM                       447        71,283,328      5.67       7.654       604       159,471      83.36     58.28     88.52
3 YR ARM IO                    194        42,043,129      3.35       7.303       637       216,717      84.32     56.00     91.11
2 YR ARM BALLOON 30/40          51        11,322,232      0.90       7.424       641       222,005      77.21     35.07     97.97
5 YR ARM                        39         9,058,178      0.72       6.662       643       232,261      79.08     65.42     94.84
5 YR ARM IO                     13         2,929,200      0.23       6.264       659       225,323      78.94     58.31     95.51
2 YR ARM BALLOON 15/30           9           714,280      0.06       9.302       684        79,364      84.54     53.25    100.00
3 YR ARM BALLOON 30/40           2           404,682      0.03       6.143       697       202,341      76.24      0.00    100.00
5 YR ARM BALLOON 30/40           1           314,862      0.03       6.490       658       314,862      90.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Initial               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   244       $42,610,690      3.39%      7.265%      620      $174,634      80.29%    37.82%    94.07%
1.01 - 1.50%                   123        30,099,140      2.40       6.999       643       244,708      81.35     41.05     98.82
1.51 - 2.00%                 1,706       403,614,331     32.12       7.196       626       236,585      81.68     63.27     93.18
2.51 - 3.00%                 4,137       762,869,824     60.71       7.393       624       184,402      82.57     53.89     93.68
3.01 - 3.50%                     8           890,718      0.07       6.854       667       111,340      83.68     30.95    100.00
3.51 - 4.00%                     1            89,909      0.01       9.375       556        89,909      90.00    100.00    100.00
4.51 - 5.00%                    10         2,232,808      0.18       6.617       648       223,281      77.30     15.25    100.00
5.51 - 6.00%                    63        13,981,991      1.11       7.515       616       221,936      83.53     41.00     86.46
6.01% & Above                    1           199,689      0.02       7.290       643       199,689      80.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                 3,190      $575,053,487     45.76%      7.387%      622      $180,268      82.72%    44.58%    94.12%
1.01 - 1.50%                 2,981       656,857,049     52.27       7.243       628       220,348      81.74     65.94     93.21
1.51 - 2.00%                    82        17,774,742      1.41       7.237       609       216,765      77.57     47.19     93.76
3.01% & Above                   40         6,903,822      0.55       8.466       610       172,596      90.81     53.88     84.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Rate Reset                Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                            10        $1,628,998      0.13%      6.710%      618      $162,900      84.65%    20.91%    84.42%
13 - 24                      5,591     1,129,675,439     89.90       7.304       626       202,052      82.06     55.67     94.00
25 - 36                        639       112,982,423      8.99       7.525       617       176,811      83.73     57.25     89.45
49 & Above                      53        12,302,240      0.98       6.563       647       232,118      79.32     62.05     95.13
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
 Life Maximum Rate           Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                 172       $43,194,056      3.44%      5.781%      650      $251,128      77.96%    54.35%    98.75%
12.00 - 12.49%                 264        61,891,518      4.93       6.236       645       234,438      79.16     51.46     98.11
12.50 - 12.99%                 948       234,832,721     18.69       6.661       637       247,714      80.23     57.39     93.99
13.00 - 13.49%                 980       216,364,240     17.22       6.969       635       220,780      81.70     58.38     93.94
13.50 - 13.99%               1,472       312,347,730     24.86       7.265       626       212,193      82.17     55.64     92.52
14.00 - 14.49%                 815       151,928,462     12.09       7.659       615       186,415      83.25     53.17     92.96
14.50 - 14.99%                 758       127,557,563     10.15       8.164       605       168,282      85.79     51.68     91.15
15.00 - 15.49%                 327        46,976,339      3.74       8.718       608       143,659      87.13     49.33     94.05
15.50 - 15.99%                 244        29,447,593      2.34       9.295       587       120,687      85.47     54.27     90.87
16.00% & Above                 313        32,048,877      2.55      10.211       576       102,393      81.70     79.67     97.58
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



                             Distribution by Margin

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Margin                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  400       $84,770,457      6.75%      6.382%      652      $211,926      80.86%    49.78%    97.37%
5.00 - 5.49%                   532       121,754,468      9.69       6.448       649       228,862      79.65     43.96     94.41
5.50 - 5.99%                   844       186,094,741     14.81       6.841       638       220,491      81.23     58.44     94.75
6.00 - 6.49%                 1,351       301,561,836     24.00       7.026       629       223,214      81.14     56.64     94.76
6.50 - 6.99%                 2,118       427,783,270     34.04       7.655       613       201,975      82.71     57.26     92.49
7.00% & Above                1,048       134,624,328     10.71       8.913       597       128,458      87.28     60.44     89.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       6,293    $1,256,589,100    100.00%      7.316%      625      $199,680      82.18%    55.83%    93.59%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                 The Fixed Rate Mortgage Loans - All Collateral

Scheduled Principal Balance:                                       $238,694,916
Number of Mortgage Loans:                                                 2,517
Average Scheduled Principal Balance:                                    $94,833
Weighted Average Gross Coupon:                                           8.173%
Weighted Average Net Coupon: (2)                                         7.663%
Weighted Average Current FICO Score:                                        637
Weighted Average Original LTV Ratio:                                     62.24%
Weighted Average Combined Original LTV Ratio:                            85.23%
Weighted Average Stated Remaining Term (months):                            333
Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              1,035       $30,711,572     12.87%     10.426%      642       $29,673      98.61%    62.87%    96.93%
$50,001 - $75,000              377        23,149,712      9.70       9.619       642        61,405      92.87     56.64     94.27
$75,001 - $100,000             281        24,627,725     10.32       8.929       633        87,643      87.16     58.46     91.28
$100,001 - $125,000            202        22,589,085      9.46       8.378       637       111,827      84.52     59.76     93.58
$125,001 - $150,000            144        19,721,227      8.26       7.893       633       136,953      81.99     64.52     92.95
$150,001 - $200,000            222        38,554,918     16.15       7.511       627       173,671      81.68     69.98     94.75
$200,001 - $250,000             94        20,962,241      8.78       7.082       633       223,003      78.33     65.81     90.31
$250,001 - $300,000             51        14,182,766      5.94       6.791       639       278,093      79.34     60.02     96.26
$300,001 - $350,000             43        14,058,460      5.89       6.985       645       326,941      80.85     65.53     83.18
$350,001 - $400,000             30        11,042,183      4.63       7.141       650       368,073      80.16     56.29     86.58
$400,001 & Above                38        19,095,027      8.00       6.902       636       502,501      81.43     64.28     97.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                    13        $3,370,076      1.41%      5.897%      675      $259,237      80.59%    96.95%    90.29%
6.00 - 6.49%                   136        32,276,808     13.52       6.257       657       237,329      75.53     80.71     95.26
6.50 - 6.99%                   231        43,730,396     18.32       6.769       646       189,309      80.00     68.40     92.20
7.00 - 7.49%                   145        25,130,433     10.53       7.239       622       173,313      79.81     60.60     93.09
7.50 - 7.99%                   206        31,632,821     13.25       7.734       621       153,557      80.83     64.72     91.11
8.00 - 8.49%                   100        12,383,593      5.19       8.228       604       123,836      79.39     68.19     88.51
8.50 - 8.99%                   223        18,677,293      7.82       8.795       632        83,755      87.75     63.30     88.91
9.00% & Above                1,463        71,493,496     29.95      10.355       638        48,868      97.23     48.72     95.97
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     66        $9,205,880      3.86%      7.372%      761      $139,483      86.35%    72.62%    82.23%
720 - 739                       75         6,505,113      2.73       7.960       729        86,735      88.36     54.22     93.14
700 - 719                      103         9,598,822      4.02       8.021       710        93,192      89.84     38.88     92.62
680 - 699                      204        19,424,880      8.14       8.131       689        95,220      88.79     48.44     89.04
660 - 679                      317        30,247,625     12.67       7.962       670        95,418      86.48     48.49     88.76
640 - 659                      387        33,812,345     14.17       8.310       649        87,370      88.65     49.64     92.20
620 - 639                      444        39,741,313     16.65       8.179       630        89,507      86.62     68.70     94.30
600 - 619                      410        36,808,283     15.42       8.275       610        89,776      84.61     79.50     95.43
580 - 599                      285        25,306,230     10.60       8.404       590        88,794      83.34     75.23     98.03
560 - 579                      109        10,854,152      4.55       8.288       569        99,579      79.07     76.10     98.27
540 - 559                       64         9,895,430      4.15       8.046       550       154,616      74.03     60.89     94.47
520 - 539                       32         4,210,077      1.76       8.266       528       131,565      73.74     77.05     98.81
500 - 519                       21         3,084,767      1.29       9.011       507       146,894      67.08     67.85    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   1,030      $170,276,802     71.34%      7.327%      631      $165,317      79.47%    67.88%    91.16%
Second Lien                  1,487        68,418,113     28.66      10.280       650        46,011      99.57     50.36     98.35
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                  81       $10,286,306      4.31%      7.359%      611      $126,991      47.22%    56.32%    90.56%
60.01 - 70.00%                 107        17,978,624      7.53       7.197       608       168,025      66.21     59.78     90.86
70.01 - 80.00%                 473        79,677,081     33.38       7.131       632       168,450      78.84     65.11     93.61
80.01 - 85.00%                 124        18,994,242      7.96       7.506       629       153,179      84.36     74.25     86.94
85.01 - 90.00%                 180        33,332,320     13.96       7.561       638       185,180      89.72     71.84     88.72
90.01 - 95.00%                 118         8,169,332      3.42       8.894       645        69,232      94.58     72.03     89.01
95.01 - 100.00%              1,434        70,257,012     29.43      10.110       652        48,994      99.93     53.62     98.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               1,568       $78,704,419     32.97%      9.898%      645       $50,194      92.73%    51.14%    97.33%
60.01 - 70.00%                 107        17,978,624      7.53       7.197       608       168,025      66.21     59.78     90.86
70.01 - 80.00%                 473        79,677,081     33.38       7.131       632       168,450      78.84     65.11     93.61
80.01 - 85.00%                 121        18,935,424      7.93       7.494       629       156,491      84.36     74.30     87.21
85.01 - 90.00%                 163        32,269,317     13.52       7.486       638       197,971      89.74     72.49     88.38
90.01 - 95.00%                  44         5,533,989      2.32       8.235       643       125,772      94.69     75.33     88.81
95.01 - 100.00%                 41         5,596,063      2.34       8.078       678       136,489      99.46     98.73     90.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         1,598      $150,030,379     62.85%      7.925%      630       $93,886      84.88%   100.00%    92.76%
Stated                         861        81,430,724     34.11       8.670       651        94,577      86.17      0.00     93.73
Limited                         37         6,589,826      2.76       7.441       600       178,103      80.42      0.00     97.10
Alt                             20           581,996      0.24      10.759       645        29,100      99.69      0.00     95.30
No Doc                           1            61,991      0.03       8.700       641        61,991      73.06      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   861      $122,041,985     51.13%      7.568%      624      $141,744      80.00%    67.58%    92.18%
Purchase                     1,560       107,771,500     45.15       8.880       651        69,084      91.38     57.38     94.72
Rate/term Refi                  96         8,881,430      3.72       7.914       632        92,515      82.48     64.38     89.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               2,375      $222,505,483     93.22%      8.196%      635       $93,687      85.48%    62.55%   100.00%
Investor                       115        12,858,847      5.39       7.716       660       111,816      79.59     66.45      0.00
Second Home                     27         3,330,585      1.40       8.421       672       123,355      90.23     69.56      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                2,031      $188,865,521     79.12%      8.168%      633       $92,991      85.28%    65.62%    95.67%
2 Family                       114        16,184,580      6.78       8.004       658       141,970      85.12     46.18     80.35
Condo                          159        13,929,172      5.84       8.217       651        87,605      87.11     59.21     80.24
PUD                            140        11,299,051      4.73       8.553       637        80,708      84.77     42.31     93.97
3-4 Family                      29         5,115,090      2.14       7.850       676       176,382      79.67     68.92     79.08
PUD Detached                    32         2,171,724      0.91       8.363       623        67,866      88.65     62.09    100.00
Townhouse                        3           476,630      0.20       6.628       646       158,877      81.93    100.00    100.00
PUD Attached                     5           363,684      0.15       8.988       687        72,737      90.92     40.66     59.34
Manu/mobile Home                 3           267,996      0.11       9.606       575        89,332      54.71     32.91     32.91
Condo Hi-rise                    1            21,469      0.01       9.490       714        21,469      90.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             354       $43,413,813     18.19%      8.383%      644      $122,638      86.17%    43.78%    95.65%
FL                             281        29,661,309     12.43       8.036       625       105,556      82.92     69.09     92.45
NY                              91        20,737,253      8.69       7.164       649       227,882      79.88     56.29     93.76
GA                             150        11,827,351      4.96       8.530       614        78,849      85.51     69.05     91.26
IL                             165        11,658,579      4.88       8.702       648        70,658      89.95     55.73     87.21
TX                             193        11,212,300      4.70       8.712       628        58,095      87.88     54.13     96.21
MD                              73        10,306,252      4.32       7.672       629       141,182      81.51     81.77     97.81
NJ                              55         9,834,865      4.12       7.253       632       178,816      79.44     75.75     98.48
VA                              71         7,351,293      3.08       8.116       639       103,539      86.22     75.87     88.95
MA                              52         7,172,595      3.00       8.078       643       137,935      86.80     64.53    100.00
Other                        1,032        75,519,306     31.64       8.368       637        73,178      86.92     68.92     91.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
33325                            3        $1,350,305      0.57%      8.282%      610      $450,102      89.71%   100.00%   100.00%
60402                            6         1,153,737      0.48       9.016       696       192,290      85.14      0.00     10.49
55128                            7         1,050,869      0.44       6.900       674       150,124      85.73    100.00    100.00
20603                            3           939,892      0.39       6.546       664       313,297      76.62    100.00    100.00
11747                            2           909,194      0.38       6.691       643       454,597      77.81    100.00    100.00
96740                            3           835,624      0.35       7.942       662       278,541      85.19     62.02    100.00
33157                            2           831,500      0.35       7.221       611       415,750      81.16     94.21    100.00
92805                            2           781,807      0.33       7.385       636       390,903      85.40     54.02    100.00
93550                            5           770,480      0.32       7.986       660       154,096      87.29     49.25     50.75
20841                            1           744,760      0.31       6.550       629       744,760      90.00    100.00    100.00
Other                        2,483       229,326,748     96.08       8.199       636        92,359      85.26     62.33     93.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                        741       $32,938,033     13.80%     10.208%      649       $44,451      97.29%    43.77%    96.07%
181 - 240                      257         9,340,708      3.91       9.968       640        36,345      94.24     53.39     98.49
241 - 360                    1,484       189,012,969     79.19       7.778       635       127,367      83.17     67.15     92.25
421 - 480                       35         7,403,205      3.10       6.954       628       211,520      72.82     50.06     98.58
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        1,822      $199,509,672     83.58%      7.908%      633      $109,500      83.19%    66.70%    92.58%
Balloon 15/30                  634        28,366,161     11.88      10.461       652        44,742      99.71     36.29     97.34
Fixed IO                        51         9,407,721      3.94       6.865       665       184,465      83.95     68.23     94.42
Balloon 30/40                    2           719,793      0.30       6.857       698       359,896      83.31     33.90    100.00
Balloon 20/30                    8           691,569      0.29      10.071       665        86,446     100.00      0.00     85.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,517      $238,694,916    100.00%      8.173%      637       $94,833      85.23%    62.85%    93.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                           The Group I Mortgage Loans

Scheduled Principal Balance:                                       $500,529,896
Number of Mortgage Loans:                                                 3,619
Average Scheduled Principal Balance:                                   $138,306
Weighted Average Gross Coupon:                                           7.402%
Weighted Average Net Coupon: (2)                                         6.892%
Weighted Average Current FICO Score:                                        622
Weighted Average Original LTV Ratio:                                     78.32%
Weighted Average Combined Original LTV Ratio:                            81.97%
Weighted Average Stated Remaining Term (months):                            356
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        6.35%
Weighted Average Initial Rate Cap: (3)                                    2.70%
Weighted Average Periodic Rate Cap: (3)                                   1.31%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.61%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                466       $14,125,138      2.82%     10.602%      628       $30,311      95.68%    62.31%    92.60%
$50,001 - $75,000              396        24,883,208      4.97       9.090       617        62,836      87.10     67.17     88.73
$75,001 - $100,000             466        41,353,307      8.26       8.049       622        88,741      84.32     69.38     89.04
$100,001 - $125,000            563        63,323,697     12.65       7.475       623       112,475      82.94     76.19     94.03
$125,001 - $150,000            516        70,926,621     14.17       7.312       626       137,455      81.24     69.79     91.99
$150,001 - $200,000            484        83,864,264     16.76       7.211       617       173,273      80.70     67.36     91.13
$200,001 - $250,000            287        64,655,053     12.92       6.994       622       225,279      79.81     61.52     87.67
$250,001 - $300,000            214        58,750,184     11.74       6.973       616       274,534      80.38     57.28     88.55
$300,001 - $350,000            157        50,829,152     10.16       6.796       627       323,753      80.85     51.09     88.40
$350,001 - $400,000             48        17,483,044      3.49       6.970       629       364,230      81.72     54.13     89.18
$400,001 & Above                22        10,336,229      2.07       6.808       645       469,829      79.30     42.75     80.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                    1          $194,530      0.04%      4.990%      721      $194,530      58.21%   100.00%   100.00%
5.00 - 5.49%                    20         4,518,172      0.90       5.279       653       225,909      77.30     76.74    100.00
5.50 - 5.99%                   138        27,630,490      5.52       5.830       643       200,221      76.29     68.19     93.50
6.00 - 6.49%                   313        55,818,653     11.15       6.255       640       178,334      77.96     69.79     96.52
6.50 - 6.99%                   900       159,116,151     31.79       6.780       632       176,796      79.96     65.30     89.19
7.00 - 7.49%                   779       125,489,112     25.07       7.241       621       161,090      81.45     62.09     88.21
7.50 - 7.99%                    78        10,751,056      2.15       7.735       619       137,834      87.53     59.15     73.70
8.00 - 8.49%                   221        28,744,752      5.74       8.236       596       130,067      84.67     56.02     88.00
8.50 - 8.99%                   217        23,948,137      4.78       8.735       595       110,360      89.40     58.22     83.40
9.00% & Above                  952        64,318,843     12.85      10.158       597        67,562      89.37     65.36     94.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     74       $10,780,968      2.15%      6.894%      764      $145,689      82.50%    61.38%    73.21%
720 - 739                       77         8,618,786      1.72       7.037       728       111,932      83.51     59.55     86.53
700 - 719                       99        14,236,272      2.84       6.950       708       143,801      84.20     59.67     76.13
680 - 699                      205        27,170,473      5.43       7.077       688       132,539      82.62     50.34     86.29
660 - 679                      357        47,974,833      9.58       7.238       669       134,383      83.67     49.59     79.44
640 - 659                      449        66,375,903     13.26       7.064       649       147,831      82.39     50.07     85.25
620 - 639                      558        76,394,619     15.26       7.223       629       136,908      82.67     64.71     89.58
600 - 619                      603        83,979,985     16.78       7.289       609       139,270      82.31     69.77     95.62
580 - 599                      522        75,148,522     15.01       7.391       590       143,963      81.14     76.07     95.66
560 - 579                      327        41,641,040      8.32       8.067       569       127,343      80.88     73.30     94.97
540 - 559                      165        22,932,992      4.58       8.169       550       138,988      80.63     69.09     94.01
520 - 539                      122        16,700,484      3.34       8.662       529       136,889      78.55     76.91     97.28
500 - 519                       58         7,976,382      1.59       8.788       511       137,524      74.68     77.75     98.18
1 - 499                          1           292,336      0.06       8.875       471       292,336      75.00      0.00    100.00
N/A                              2           306,301      0.06       8.841         0       153,150      67.82     54.78    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   3,074      $477,780,574     95.45%      7.248%      621      $155,426      81.13%    64.96%    89.77%
Second Lien                    545        22,749,323      4.55      10.646       649        41,742      99.69     49.86     96.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 115       $18,998,887      3.80%      6.996%      610      $165,208      48.06%    38.66%    93.84%
60.01 - 70.00%                 193        35,420,525      7.08       7.189       608       183,526      66.84     48.29     85.32
70.01 - 80.00%               1,590       242,385,338     48.43       7.003       626       152,444      79.03     64.42     92.37
80.01 - 85.00%                 321        51,243,098     10.24       7.409       602       159,636      84.47     64.06     91.37
85.01 - 90.00%                 485        79,766,809     15.94       7.439       621       164,468      89.64     70.75     80.96
90.01 - 95.00%                 227        29,731,176      5.94       7.981       627       130,974      94.76     73.19     84.56
95.01 - 100.00%                688        42,984,064      8.59       9.532       643        62,477      99.96     70.02     98.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 660       $41,748,210      8.34%      8.985%      631       $63,255      76.20%    44.76%    95.06%
60.01 - 70.00%                 193        35,420,525      7.08       7.189       608       183,526      66.84     48.29     85.32
70.01 - 80.00%               1,590       242,385,338     48.43       7.003       626       152,444      79.03     64.42     92.37
80.01 - 85.00%                 319        51,208,432     10.23       7.407       602       160,528      84.47     64.09     91.43
85.01 - 90.00%                 480        79,585,039     15.90       7.434       621       165,802      89.64     70.91     80.93
90.01 - 95.00%                 190        28,907,357      5.78       7.901       626       152,144      94.76     73.64     85.09
95.01 - 100.00%                187        21,274,995      4.25       8.394       637       113,770      99.94     90.46     99.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         2,422      $321,718,395     64.28%      7.371%      616      $132,832      83.20%   100.00%    90.22%
Stated                       1,096       162,481,907     32.46       7.484       635       148,250      79.59      0.00     90.32
Limited                         81        14,155,807      2.83       7.241       614       174,763      82.10      0.00     83.72
No Doc                           9         1,653,584      0.33       6.538       662       183,732      72.65      0.00     84.27
Alt                             11           520,203      0.10       8.672       636        47,291      90.51      0.00     94.74
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 1,736      $316,249,330     63.18%      7.167%      617      $182,171      80.08%    60.32%    91.92%
Purchase                     1,714       159,084,952     31.78       7.856       634        92,815      85.51     71.80     85.77
Rate/term Refi                 169        25,195,614      5.03       7.499       614       149,086      83.28     66.47     93.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               3,278      $450,740,041     90.05%      7.401%      619      $137,505      81.90%    64.39%   100.00%
Investor                       291        42,144,671      8.42       7.341       649       144,827      82.16     65.97      0.00
Second Home                     50         7,645,185      1.53       7.835       660       152,904      85.11     47.91      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                2,907      $390,437,665     78.00%      7.407%      620      $134,309      81.95%    66.20%    92.58%
PUD                            280        36,111,891      7.21       7.762       621       128,971      83.07     59.54     87.51
Condo                          219        29,252,731      5.84       7.356       631       133,574      82.25     60.80     88.25
2 Family                       135        26,535,106      5.30       7.105       645       196,556      81.95     49.22     71.54
3-4 Family                      48        12,600,823      2.52       7.197       621       262,517      78.55     59.68     64.00
PUD DETACHED                    14         2,366,012      0.47       6.899       632       169,001      83.86     65.19     95.95
Manu/mobile Home                 7         1,967,145      0.39       6.762       635       281,021      79.41     54.58     73.91
Townhouse                        8         1,107,643      0.22       7.067       648       138,455      84.06     56.50     83.56
Manufactured Housing             1           150,881      0.03       7.200       616       150,881      88.82    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             479       $97,864,808     19.55%      6.996%      621      $204,311      77.67%    52.48%    88.42%
FL                             361        49,552,442      9.90       7.412       624       137,264      82.46     64.55     88.05
GA                             264        32,288,284      6.45       7.951       618       122,304      87.27     65.50     79.31
IL                             228        31,631,991      6.32       7.076       632       138,737      83.28     60.31     93.20
NJ                             134        28,113,330      5.62       7.086       626       209,801      81.68     52.87     94.44
MD                             104        18,356,973      3.67       7.451       604       176,509      79.07     74.62     94.40
TX                             211        16,947,226      3.39       8.316       618        80,319      84.48     62.27     91.03
AZ                             125        16,441,910      3.28       7.292       632       131,535      82.89     81.04     96.99
NY                              61        16,206,531      3.24       6.987       623       265,681      78.07     53.70     81.60
VA                              86        14,285,040      2.85       7.258       630       166,105      81.23     68.50     92.83
Other                        1,566       178,841,361     35.73       7.598       622       114,203      83.43     71.14     91.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11434                            5        $1,452,808      0.29%      7.001%      623      $290,562      76.55%    24.90%    74.69%
11717                            5         1,415,806      0.28       6.885       621       283,161      83.31     40.01     80.31
60618                            5         1,402,085      0.28       7.183       694       280,417      86.55     31.38    100.00
90744                            4         1,288,473      0.26       6.883       619       322,118      80.03     69.23     69.23
92335                            6         1,221,966      0.24       7.432       625       203,661      76.64     60.01     89.69
93552                            5         1,206,488      0.24       6.896       635       241,298      81.73     81.68     53.77
92404                            6         1,177,185      0.24       7.070       606       196,197      81.25     63.68    100.00
95823                            5         1,149,015      0.23       6.612       605       229,803      73.99     45.40    100.00
90805                            4         1,123,385      0.22       7.127       592       280,846      77.88     66.55     48.81
92316                            6         1,073,435      0.21       6.732       643       178,906      77.54     57.65    100.00
Other                        3,568       488,019,251     97.50       7.413       622       136,777      82.03     64.57     90.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                        322       $14,384,667      2.87%     10.493%      649       $44,673      96.86%    51.00%    92.89%
181 - 240                      171         5,494,562      1.10      10.894       634        32,132      98.06     38.02     97.43
241 - 360                    3,042       464,593,443     92.82       7.268       622       152,726      81.42     65.44     89.66
421 - 480                       84        16,057,225      3.21       7.313       605       191,157      78.98     51.60     96.35
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     1,719      $266,398,640     53.22%      7.285%      617      $154,973      80.63%    61.58%    88.61%
2 YR ARM IO                    576        99,673,125     19.91       6.845       637       173,044      81.31     75.13     96.39
3 YR ARM                       326        43,274,634      8.65       7.734       601       132,744      83.98     64.72     85.70
Fixed                          514        41,756,358      8.34       8.363       623        81,238      83.86     62.10     88.88
3 YR ARM IO                    121        20,940,114      4.18       7.462       629       173,059      85.74     59.38     85.16
Balloon 15/30                  270        12,318,460      2.46      10.645       652        45,624      99.45     47.70     95.37
5 YR ARM                        23         5,270,158      1.05       6.675       628       229,137      77.36     79.27     91.13
FIXED IO                        28         4,402,124      0.88       6.897       674       157,219      85.46     75.89     90.58
2 YR ARM BALLOON 30/40          22         3,110,937      0.62       7.036       623       141,406      74.95     56.66     92.62
5 YR ARM IO                     11         2,334,000      0.47       6.290       662       212,182      78.67     47.68     94.37
Other                            9         1,051,347      0.21       8.322       660       116,816      81.34     15.00     90.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Initial               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   101       $15,996,331      3.20%      6.900%      615      $158,380      80.04%    53.61%    90.65%
1.01 - 1.50%                    45         8,363,171      1.67       6.785       639       185,848      78.16     67.27     98.13
1.51 - 2.00%                   621       117,288,657     23.43       6.964       623       188,871      80.08     70.79     87.62
2.51 - 3.00%                 1,976       288,916,187     57.72       7.352       620       146,213      81.85     64.21     90.78
3.01 - 3.50%                     6           592,851      0.12       6.670       650        98,809      81.74     27.54    100.00
3.51 - 4.00%                     1            89,909      0.02       9.375       556        89,909      90.00    100.00    100.00
4.51 - 5.00%                     8         1,892,367      0.38       6.270       663       236,546      76.20      0.00    100.00
5.51 - 6.00%                    47         8,613,834      1.72       7.792       611       183,273      84.28     39.22     85.46
6.01 & Above                     1           199,689      0.04       7.290       643       199,689      80.00    100.00    100.00
N/A                            813        58,576,900     11.70       8.736       633        72,050      87.29     60.00     90.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                 1,549      $224,792,636     44.91%      7.330%      618      $145,121      82.07%    57.25%    91.42%
1.01 - 1.50%                 1,170       201,596,085     40.28       7.068       626       172,304      80.39     74.42     88.38
1.51 - 2.00%                    53         9,901,863      1.98       7.343       604       186,828      75.93     51.95     97.03
3.01% & Above                   34         5,662,412      1.13       8.458       607       166,542      89.77     47.71     81.59
N/A                            813        58,576,900     11.70       8.736       633        72,050      87.29     60.00     90.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Rate Reset                Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                           9        $1,422,815      0.28%      6.725%      618      $158,091      84.60%    23.93%    82.17%
13 - 24                      2,318       369,000,203     73.72       7.168       623       159,189      80.74     65.29     90.81
25 - 36                        444        63,610,959     12.71       7.654       610       143,268      84.59     62.93     85.38
49 & Above                      35         7,919,020      1.58       6.554       639       226,258      78.25     66.81     92.44
N/A                            813        58,576,900     11.70       8.736       633        72,050      87.29     60.00     90.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
 Life Maximum Rate           Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                  95       $18,812,890      3.76%      5.720%      649      $198,030      75.62%    58.65%    97.13%
12.00 - 12.49%                 151        27,674,917      5.53       6.216       631       183,278      77.09     64.22     97.45
12.50 - 12.99%                 554       100,932,772     20.17       6.668       629       182,189      79.56     62.74     88.18
13.00 - 13.49%                 577        93,971,232     18.77       7.032       626       162,862      81.64     64.47     90.26
13.50 - 13.99%                 425        72,166,196     14.42       6.895       634       169,803      80.98     72.41     88.57
14.00 - 14.49%                 395        60,981,075     12.18       7.479       613       154,382      82.63     61.42     87.58
14.50 - 14.99%                 128        17,291,521      3.45       8.631       590       135,090      89.66     56.16     78.73
15.00 - 15.49%                 154        19,589,924      3.91       8.812       593       127,207      86.10     54.15     95.45
15.50 - 15.99%                  85         9,053,468      1.81       9.253       574       106,511      83.57     57.64     90.64
16.00% & Above                 242        21,479,000      4.29      10.266       568        88,756      82.90     86.63     97.68
N/A                            813        58,576,900     11.70       8.736       633        72,050      87.29     60.00     90.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



                             Distribution by Margin

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Margin                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  216       $36,016,292      7.20%      6.338%      638      $166,742      79.44%    61.10%    95.86%
5.00 - 5.49%                   280        48,835,862      9.76       6.389       640       174,414      78.44     55.42     91.81
5.50 - 5.99%                   397        63,695,490     12.73       6.700       639       160,442      80.37     67.66     91.93
6.00 - 6.49%                   690       121,898,379     24.35       6.975       623       176,664      80.25     64.67     90.00
6.50 - 6.99%                   612       103,498,114     20.68       7.425       614       169,115      80.77     65.20     88.52
7.00% & Above                  611        68,008,859     13.59       8.934       589       111,307      87.68     70.71     86.25
N/A                            813        58,576,900     11.70       8.736       633        72,050      87.29     60.00     90.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,619      $500,529,896    100.00%      7.402%      622      $138,306      81.97%    64.28%    90.05%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $441,952,996
Number of Mortgage Loans:                                                 2,806
Average Scheduled Principal Balance:                                   $157,503
Weighted Average Gross Coupon:                                           7.225%
Weighted Average Net Coupon: (2)                                         6.715%
Weighted Average Current FICO Score:                                        621
Weighted Average Original LTV Ratio:                                     81.20%
Weighted Average Combined Original LTV Ratio:                            81.27%
Weighted Average Stated Remaining Term (months):                            361
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        6.35%
Weighted Average Initial Rate Cap: (3)                                    2.70%
Weighted Average Periodic Rate Cap: (3)                                   1.31%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.61%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 68        $2,903,767      0.66%      9.526%      584       $42,702      83.64%    84.23%    85.00%
$50,001 - $75,000              261        16,670,205      3.77       8.653       604        63,871      83.96     75.58     89.15
$75,001 - $100,000             367        32,586,285      7.37       7.759       619        88,791      83.19     71.96     90.40
$100,001 - $125,000            507        57,047,559     12.91       7.363       622       112,520      82.50     77.11     94.14
$125,001 - $150,000            477        65,661,463     14.86       7.236       627       137,655      81.05     71.27     91.57
$150,001 - $200,000            435        75,282,266     17.03       7.225       616       173,063      80.99     66.87     90.75
$200,001 - $250,000            275        62,004,756     14.03       7.012       622       225,472      79.95     60.94     87.90
$250,001 - $300,000            201        55,119,219     12.47       6.982       615       274,225      80.83     58.07     88.76
$300,001 - $350,000            147        47,568,353     10.76       6.792       626       323,594      80.76     50.43     89.03
$350,001 - $400,000             46        16,772,895      3.80       6.942       630       364,628      81.27     52.18     88.73
$400,001 & Above                22        10,336,229      2.34       6.808       645       469,829      79.30     42.75     80.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                    1          $194,530      0.04%      4.990%      721      $194,530      58.21%   100.00%   100.00%
5.00 - 5.49%                    20         4,518,172      1.02       5.279       653       225,909      77.30     76.74    100.00
5.50 - 5.99%                   130        25,921,827      5.87       5.826       643       199,399      76.00     66.09     94.33
6.00 - 6.49%                   269        47,447,658     10.74       6.256       637       176,385      78.60     67.53     97.03
6.50 - 6.99%                   864       153,449,204     34.72       6.780       631       177,603      79.92     65.98     89.07
7.00 - 7.49%                   744       120,331,306     27.23       7.244       622       161,736      81.75     61.87     88.38
7.50 - 7.99%                    74        10,210,965      2.31       7.742       620       137,986      87.67     59.94     72.82
8.00 - 8.49%                   171        22,963,394      5.20       8.241       594       134,289      85.40     53.82     88.59
8.50 - 8.99%                   155        19,164,701      4.34       8.728       590       123,643      89.56     56.80     82.87
9.00% & Above                  378        37,751,239      8.54       9.883       570        99,871      84.31     75.99     95.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     58        $9,246,625      2.09%      6.739%      766      $159,425      82.23%    64.70%    72.85%
720 - 739                       48         6,622,265      1.50       6.680       728       137,964      80.95     64.54     85.18
700 - 719                       66        11,711,797      2.65       6.712       708       177,451      82.69     58.51     75.55
680 - 699                      140        22,469,171      5.08       6.817       688       160,494      81.60     52.48     85.25
660 - 679                      242        40,394,882      9.14       6.893       669       166,921      82.14     52.11     77.68
640 - 659                      351        59,529,151     13.47       6.862       649       169,599      81.31     49.64     85.18
620 - 639                      409        66,444,319     15.03       6.996       629       162,456      81.85     64.60     89.58
600 - 619                      485        75,269,001     17.03       7.125       609       155,194      82.02     69.70     96.19
580 - 599                      434        68,775,345     15.56       7.247       590       158,469      80.80     76.29     95.73
560 - 579                      264        37,905,143      8.58       7.945       569       143,580      80.54     72.90     94.86
540 - 559                      142        20,183,569      4.57       8.126       550       142,138      80.63     68.38     93.69
520 - 539                      111        15,196,991      3.44       8.668       529       136,910      78.82     76.99     97.02
500 - 519                       53         7,606,102      1.72       8.718       511       143,511      74.73     77.73     98.10
1 - 499                          1           292,336      0.07       8.875       471       292,336      75.00      0.00    100.00
N/A                              2           306,301      0.07       8.841         0       153,150      67.82     54.78    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   2,801      $441,599,396     99.92%      7.223%      621      $157,658      81.25%    64.86%    90.02%
Second Lien                      5           353,600      0.08      10.037       662        70,720     100.00     44.60    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                  95       $16,120,263      3.65%      6.983%      609      $169,687      48.14%    35.36%    93.70%
60.01 - 70.00%                 162        31,021,808      7.02       7.173       607       191,493      66.85     47.27     86.71
70.01 - 80.00%               1,494       229,610,742     51.95       6.992       626       153,689      79.04     64.31     92.43
80.01 - 85.00%                 268        45,292,959     10.25       7.333       601       169,004      84.49     64.06     92.58
85.01 - 90.00%                 438        72,993,174     16.52       7.393       621       166,651      89.63     71.59     80.68
90.01 - 95.00%                 176        27,180,777      6.15       7.889       625       154,436      94.76     72.42     85.38
95.01 - 100.00%                173        19,733,274      4.47       8.440       635       114,065      99.94     89.08     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 100       $16,473,863      3.73%      7.049%      611      $164,739      49.26%    35.56%    93.84%
60.01 - 70.00%                 162        31,021,808      7.02       7.173       607       191,493      66.85     47.27     86.71
70.01 - 80.00%               1,494       229,610,742     51.95       6.992       626       153,689      79.04     64.31     92.43
80.01 - 85.00%                 268        45,292,959     10.25       7.333       601       169,004      84.49     64.06     92.58
85.01 - 90.00%                 438        72,993,174     16.52       7.393       621       166,651      89.63     71.59     80.68
90.01 - 95.00%                 176        27,180,777      6.15       7.889       625       154,436      94.76     72.42     85.38
95.01 - 100.00%                168        19,379,674      4.39       8.411       635       115,355      99.94     89.90     99.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         1,936      $286,571,381     64.84%      7.236%      616      $148,022      82.74%   100.00%    90.26%
Stated                         797       141,493,753     32.02       7.225       632       177,533      78.33      0.00     90.26
Limited                         63        12,056,919      2.73       7.086       616       191,380      81.77      0.00     82.47
No Doc                           8         1,591,593      0.36       6.453       663       198,949      72.63      0.00     83.65
Alt                              2           239,350      0.05       6.744       611       119,675      80.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 1,462      $284,761,437     64.43%      7.103%      616      $194,775      80.01%    59.76%    92.20%
Purchase                     1,215       135,305,179     30.62       7.454       632       111,362      83.55     75.27     84.34
Rate/term Refi                 129        21,886,380      4.95       7.403       611       169,662      83.39     66.48     97.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               2,540      $397,893,832     90.03%      7.217%      618      $156,651      81.12%    65.01%   100.00%
Investor                       230        37,743,316      8.54       7.251       649       164,101      82.34     65.96      0.00
Second Home                     36         6,315,848      1.43       7.570       659       175,440      83.72     47.55      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                2,261      $342,623,929     77.52%      7.234%      619      $151,536      81.31%    66.68%    92.51%
PUD                            204        32,566,823      7.37       7.512       619       159,641      81.80     61.03     88.11
Condo                          172        26,046,446      5.89       7.196       628       151,433      81.20     62.18     91.15
2 Family                       106        23,983,205      5.43       6.975       643       226,257      81.52     49.05     70.85
3-4 Family                      37        11,737,239      2.66       6.909       618       317,223      77.69     62.67     62.10
PUD DETACHED                    13         2,246,315      0.51       6.727       631       172,793      83.00     68.66     95.73
Manu/mobile Home                 7         1,967,145      0.45       6.762       635       281,021      79.41     54.58     73.91
Townhouse                        5           631,014      0.14       7.398       649       126,203      85.67     23.64     71.14
Manufactured Housing             1           150,881      0.03       7.200       616       150,881      88.82    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             354       $85,479,596     19.34%      6.756%      619      $241,468      76.33%    51.54%    88.18%
FL                             294        44,648,112     10.10       7.268       623       151,864      81.95     65.54     87.72
GA                             220        29,555,257      6.69       7.838       617       134,342      86.93     65.44     78.31
IL                             176        28,858,372      6.53       6.867       631       163,968      82.46     62.45     93.00
NJ                             128        27,320,195      6.18       7.082       625       213,439      82.17     54.00     94.28
MD                              87        16,385,491      3.71       7.417       601       188,339      79.18     74.63     93.88
NY                              53        15,104,242      3.42       6.914       623       284,986      77.99     51.77     80.26
AZ                              94        14,516,732      3.28       7.135       630       154,433      81.97     80.99     96.59
TX                             129        13,280,824      3.01       7.959       617       102,952      83.10     67.57     91.44
MN                              73        12,828,722      2.90       6.905       622       175,736      82.86     75.12     80.68
Other                        1,198       153,975,453     34.84       7.431       621       128,527      82.52     71.91     93.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11434                            5        $1,452,808      0.33%      7.001%      623      $290,562      76.55%    24.90%    74.69%
11717                            5         1,415,806      0.32       6.885       621       283,161      83.31     40.01     80.31
90744                            4         1,288,473      0.29       6.883       619       322,118      80.03     69.23     69.23
60618                            3         1,227,356      0.28       6.672       689       409,119      84.63     35.85    100.00
92335                            6         1,221,966      0.28       7.432       625       203,661      76.64     60.01     89.69
95823                            5         1,149,015      0.26       6.612       605       229,803      73.99     45.40    100.00
92404                            5         1,135,185      0.26       6.929       605       227,037      80.56     66.04    100.00
11422                            3         1,057,920      0.24       6.431       655       352,640      79.41     62.68    100.00
90805                            3         1,047,449      0.24       6.900       586       349,150      76.28     71.38     45.10
30038                            8         1,039,514      0.24       8.214       633       129,939      93.03     73.94     77.64
Other                        2,759       429,917,504     97.28       7.232       621       155,824      81.29     65.16     90.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          6          $491,600      0.11%      9.781%      682       $81,933      77.54%    32.08%   100.00%
241 - 360                    2,734       428,981,850     97.07       7.217       622       156,906      81.27     65.19     89.87
421 - 480                       66        12,479,545      2.82       7.400       596       189,084      81.10     54.19     95.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     1,719      $266,398,640     60.28%      7.285%      617      $154,973      80.63%    61.58%    88.61%
2 YR ARM IO                    576        99,673,125     22.55       6.845       637       173,044      81.31     75.13     96.39
3 YR ARM                       326        43,274,634      9.79       7.734       601       132,744      83.98     64.72     85.70
3 YR ARM IO                    121        20,940,114      4.74       7.462       629       173,059      85.74     59.38     85.16
5 YR ARM                        23         5,270,158      1.19       6.675       628       229,137      77.36     79.27     91.13
2 YR ARM BALLOON 30/40          22         3,110,937      0.70       7.036       623       141,406      74.95     56.66     92.62
5 YR ARM IO                     11         2,334,000      0.53       6.290       662       212,182      78.67     47.68     94.37
2 YR ARM BALLOON 15/30           6           491,600      0.11       9.781       682        81,933      77.54     32.08    100.00
5 YR ARM BALLOON 30/40           1           314,862      0.07       6.490       658       314,862      90.00      0.00    100.00
3 YR ARM BALLOON 30/40           1           144,926      0.03       5.950       587       144,926      62.50      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Initial               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   101       $15,996,331      3.62%      6.900%      615      $158,380      80.04%    53.61%    90.65%
1.01 - 1.50%                    45         8,363,171      1.89       6.785       639       185,848      78.16     67.27     98.13
1.51 - 2.00%                   621       117,288,657     26.54       6.964       623       188,871      80.08     70.79     87.62
2.51 - 3.00%                 1,976       288,916,187     65.37       7.352       620       146,213      81.85     64.21     90.78
3.01 - 3.50%                     6           592,851      0.13       6.670       650        98,809      81.74     27.54    100.00
3.51 - 4.00%                     1            89,909      0.02       9.375       556        89,909      90.00    100.00    100.00
4.51 - 5.00%                     8         1,892,367      0.43       6.270       663       236,546      76.20      0.00    100.00
5.51 - 6.00%                    47         8,613,834      1.95       7.792       611       183,273      84.28     39.22     85.46
6.01% & Above                    1           199,689      0.05       7.290       643       199,689      80.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
0.51 - 1.00%                 1,549      $224,792,636     50.86%      7.330%      618      $145,121      82.07%    57.25%    91.42%
1.01 - 1.50%                 1,170       201,596,085     45.61       7.068       626       172,304      80.39     74.42     88.38
1.51 - 2.00%                    53         9,901,863      2.24       7.343       604       186,828      75.93     51.95     97.03
3.01% & Above                   34         5,662,412      1.28       8.458       607       166,542      89.77     47.71     81.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Rate Reset                Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                           9        $1,422,815      0.32%      6.725%      618      $158,091      84.60%    23.93%    82.17%
13 - 24                      2,318       369,000,203     83.49       7.168       623       159,189      80.74     65.29     90.81
25 - 36                        444        63,610,959     14.39       7.654       610       143,268      84.59     62.93     85.38
49 & Above                      35         7,919,020      1.79       6.554       639       226,258      78.25     66.81     92.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
 Life Maximum Rate           Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                  95       $18,812,890      4.26%      5.720%      649      $198,030      75.62%    58.65%    97.13%
12.00 - 12.49%                 151        27,674,917      6.26       6.216       631       183,278      77.09     64.22     97.45
12.50 - 12.99%                 554       100,932,772     22.84       6.668       629       182,189      79.56     62.74     88.18
13.00 - 13.49%                 577        93,971,232     21.26       7.032       626       162,862      81.64     64.47     90.26
13.50 - 13.99%                 425        72,166,196     16.33       6.895       634       169,803      80.98     72.41     88.57
14.00 - 14.49%                 395        60,981,075     13.80       7.479       613       154,382      82.63     61.42     87.58
14.50 - 14.99%                 128        17,291,521      3.91       8.631       590       135,090      89.66     56.16     78.73
15.00 - 15.49%                 154        19,589,924      4.43       8.812       593       127,207      86.10     54.15     95.45
15.50 - 15.99%                  85         9,053,468      2.05       9.253       574       106,511      83.57     57.64     90.64
16.00% & Above                 242        21,479,000      4.86      10.266       568        88,756      82.90     86.63     97.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Margin                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  216       $36,016,292      8.15%      6.338%      638      $166,742      79.44%    61.10%    95.86%
5.00 - 5.49%                   280        48,835,862     11.05       6.389       640       174,414      78.44     55.42     91.81
5.50 - 5.99%                   397        63,695,490     14.41       6.700       639       160,442      80.37     67.66     91.93
6.00 - 6.49%                   690       121,898,379     27.58       6.975       623       176,664      80.25     64.67     90.00
6.50 - 6.99%                   612       103,498,114     23.42       7.425       614       169,115      80.77     65.20     88.52
7.00% & Above                  611        68,008,859     15.39       8.934       589       111,307      87.68     70.71     86.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,806      $441,952,996    100.00%      7.225%      621      $157,503      81.27%    64.84%    90.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $58,576,900
Number of Mortgage Loans:                                                   813
Average Scheduled Principal Balance:                                    $72,050
Weighted Average Gross Coupon:                                           8.736%
Weighted Average Net Coupon: (2)                                         8.226%
Weighted Average Current FICO Score:                                        633
Weighted Average Original LTV Ratio:                                     56.56%
Weighted Average Combined Original LTV Ratio:                            87.29%
Weighted Average Stated Remaining Term (months):                            311
Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                398       $11,221,371     19.16%     10.881%      639       $28,194      98.80%    56.64%    94.57%
$50,001 - $75,000              135         8,213,004     14.02       9.977       644        60,837      93.48     50.10     87.87
$75,001 - $100,000              99         8,767,022     14.97       9.126       634        88,556      88.50     59.79     83.99
$100,001 - $125,000             56         6,276,138     10.71       8.498       630       112,074      86.98     67.82     93.10
$125,001 - $150,000             39         5,265,158      8.99       8.265       618       135,004      83.55     51.32     97.27
$150,001 - $200,000             49         8,581,998     14.65       7.089       629       175,143      78.20     71.71     94.50
$200,001 - $250,000             12         2,650,298      4.52       6.581       635       220,858      76.54     75.02     82.30
$250,001 - $300,000             13         3,630,964      6.20       6.836       623       279,305      73.69     45.29     85.39
$300,001 - $350,000             10         3,260,799      5.57       6.851       641       326,080      82.16     60.70     79.35
$350,001 - $400,000              2           710,149      1.21       7.625       602       355,074      92.21    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                     8        $1,708,663      2.92%      5.880%      648      $213,583      80.76%   100.00%    80.84%
6.00 - 6.49%                    44         8,370,995     14.29       6.254       653       190,250      74.30     82.63     93.66
6.50 - 6.99%                    36         5,666,947      9.67       6.789       656       157,415      81.15     46.89     92.28
7.00 - 7.49%                    35         5,157,806      8.81       7.184       612       147,366      74.56     67.32     84.19
7.50 - 7.99%                     4           540,091      0.92       7.611       609       135,023      84.91     44.22     90.43
8.00 - 8.49%                    50         5,781,358      9.87       8.220       602       115,627      81.76     64.78     85.65
8.50 - 8.99%                    62         4,783,436      8.17       8.765       614        77,152      88.79     63.91     85.52
9.00% & Above                  574        26,567,603     45.36      10.549       636        46,285      96.56     50.25     92.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     16        $1,534,343      2.62%      7.831%      754       $95,896      84.12%    41.38%    75.35%
720 - 739                       29         1,996,521      3.41       8.224       730        68,846      92.00     42.97     91.02
700 - 719                       33         2,524,475      4.31       8.054       708        76,499      91.18     65.04     78.80
680 - 699                       65         4,701,303      8.03       8.319       688        72,328      87.51     40.14     91.24
660 - 679                      115         7,579,952     12.94       9.076       669        65,913      91.82     36.14     88.80
640 - 659                       98         6,846,752     11.69       8.819       648        69,865      91.80     53.84     85.94
620 - 639                      149         9,950,300     16.99       8.743       630        66,781      88.13     65.43     89.60
600 - 619                      118         8,710,984     14.87       8.710       609        73,822      84.85     70.34     90.63
580 - 599                       88         6,373,177     10.88       8.950       589        72,422      84.78     73.69     94.98
560 - 579                       63         3,735,898      6.38       9.296       568        59,300      84.29     77.30     96.17
540 - 559                       23         2,749,423      4.69       8.488       549       119,540      80.60     74.36     96.37
520 - 539                       11         1,503,493      2.57       8.600       526       136,681      75.85     76.05    100.00
500 - 519                        5           370,280      0.63      10.226       511        74,056      73.76     78.07    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     273       $36,181,178     61.77%      7.549%      623      $132,532      79.61%    66.23%    86.63%
Second Lien                    540        22,395,723     38.23      10.655       649        41,474      99.69     49.94     96.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
60.00% & Below                  20        $2,878,625      4.91%      7.069%      614      $143,931      47.59%    57.18%    94.63%
60.01 - 70.00%                  31         4,398,718      7.51       7.304       617       141,894      66.79     55.44     75.55
70.01 - 80.00%                  96        12,774,595     21.81       7.200       627       133,069      78.73     66.35     91.32
80.01 - 85.00%                  53         5,950,139     10.16       7.987       613       112,267      84.34     64.07     82.16
85.01 - 90.00%                  47         6,773,635     11.56       7.936       624       144,120      89.80     61.71     83.98
90.01 - 95.00%                  51         2,550,399      4.35       8.958       647        50,008      94.75     81.45     75.84
95.01 - 100.00%                515        23,250,790     39.69      10.459       648        45,147      99.98     53.83     97.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
60.00% & Below                 560       $25,274,347     43.15%     10.247%      645       $45,133      93.75%    50.76%    95.85%
60.01 - 70.00%                  31         4,398,718      7.51       7.304       617       141,894      66.79     55.44     75.55
70.01 - 80.00%                  96        12,774,595     21.81       7.200       627       133,069      78.73     66.35     91.32
80.01 - 85.00%                  51         5,915,473     10.10       7.970       613       115,990      84.33     64.29     82.64
85.01 - 90.00%                  42         6,591,865     11.25       7.888       622       156,949      89.79     63.28     83.67
90.01 - 95.00%                  14         1,726,581      2.95       8.081       639       123,327      94.75     92.86     80.46
95.01 - 100.00%                 19         1,895,322      3.24       8.218       656        99,754     100.00     96.26     96.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                           486       $35,147,014     60.00%      8.467%      623       $72,319      86.97%   100.00%    89.85%
Stated                         299        20,988,154     35.83       9.228       653        70,194      88.03      0.00     90.74
Limited                         18         2,098,889      3.58       8.130       605       116,605      83.96      0.00     90.90
Alt                              9           280,853      0.48      10.315       659        31,206      99.47      0.00     90.26
No Doc                           1            61,991      0.11       8.700       641        61,991      73.06      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   274       $31,487,892     53.75%      7.742%      624      $114,919      80.72%    65.30%    89.34%
Purchase                       499        23,779,774     40.60      10.138       645        47,655      96.64     52.08     93.91
Rate/term Refi                  40         3,309,235      5.65       8.131       631        82,731      82.53     66.44     72.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 738       $52,846,209     90.22%      8.780%      631       $71,607      87.73%    59.76%   100.00%
Investor                        61         4,401,355      7.51       8.109       652        72,153      80.62     66.08      0.00
Second Home                     14         1,329,337      2.27       9.097       661        94,953      91.73     49.61      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  646       $47,813,736     81.63%      8.641%      629       $74,015      86.55%    62.73%    93.08%
PUD                             76         3,545,068      6.05      10.056       643        46,646      94.67     45.84     81.99
Condo                           47         3,206,285      5.47       8.652       654        68,219      90.76     49.61     64.65
2 Family                        29         2,551,902      4.36       8.325       663        87,997      85.97     50.83     78.04
3-4 Family                      11           863,583      1.47      11.112       653        78,508      90.18     18.99     89.83
Townhouse                        3           476,630      0.81       6.628       646       158,877      81.93    100.00    100.00
PUD Detached                     1           119,697      0.20      10.140       641       119,697     100.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             125       $12,385,212     21.14%      8.648%      639       $99,082      86.96%    58.96%    90.04%
FL                              67         4,904,330      8.37       8.719       636        73,199      87.11     55.56     90.97
TX                              82         3,666,402      6.26       9.611       620        44,712      89.49     43.04     89.56
VA                              24         2,782,446      4.75       7.695       657       115,935      86.55     68.78     91.21
IL                              52         2,773,618      4.74       9.250       651        53,339      91.79     37.98     95.24
GA                              44         2,733,028      4.67       9.171       623        62,114      90.96     66.12     90.15
MD                              17         1,971,482      3.37       7.730       625       115,970      78.18     74.50     98.71
AZ                              31         1,925,178      3.29       8.483       649        62,103      89.86     81.45    100.00
WA                              23         1,843,127      3.15       8.421       633        80,136      78.44     77.47    100.00
LA                              24         1,792,226      3.06       8.804       608        74,676      89.21     83.93     94.20
Other                          324        21,799,850     37.22       8.791       629        67,283      87.39     58.71     86.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91786                            3          $522,786      0.89%      8.052%      636      $174,262      96.60%    86.24%   100.00%
39520                            3           415,830      0.71       8.303       610       138,610      82.45     61.16    100.00
02149                            2           407,058      0.69       7.289       648       203,529      76.35     76.03    100.00
32738                            3           368,552      0.63       6.814       631       122,851      83.14    100.00    100.00
92071                            2           364,366      0.62       7.311       644       182,183      76.98     75.33     24.67
11701                            1           354,771      0.61       8.200       562       354,771      89.42    100.00    100.00
23323                            1           349,200      0.60       6.250       708       349,200      90.00    100.00    100.00
11234                            1           349,020      0.60       6.490       618       349,020      74.47    100.00    100.00
38655                            1           346,143      0.59       9.305       631       346,143      90.00      0.00      0.00
90810                            1           336,485      0.57       5.990       604       336,485      90.00    100.00    100.00
Other                          795        54,762,688     93.49       8.826       633        68,884      87.43     58.62     90.67
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                        316       $13,893,067     23.72%     10.518%      648       $43,965      97.55%    51.67%    92.64%
181 - 240                      171         5,494,562      9.38      10.894       634        32,132      98.06     38.02     97.43
241 - 360                      308        35,611,592     60.79       7.882       627       115,622      83.20     68.39     87.17
421 - 480                       18         3,577,680      6.11       7.009       635       198,760      71.60     42.58    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                          514       $41,756,358     71.28%      8.363%      623       $81,238      83.86%    62.10%    88.88%
Balloon 15/30                  270        12,318,460     21.03      10.645       652        45,624      99.45     47.70     95.37
Fixed IO                        28         4,402,124      7.52       6.897       674       157,219      85.46     75.89     90.58
Balloon 20/30                    1            99,959      0.17      10.360       665        99,959     100.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         813       $58,576,900    100.00%      8.736%      633       $72,050      87.29%    60.00%    90.22%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                           The Group II Mortgage Loans

Scheduled Principal Balance:                                       $994,754,119
Number of Mortgage Loans:                                                 5,191
Average Scheduled Principal Balance:                                   $191,631
Weighted Average Gross Coupon:                                           7.478%
Weighted Average Net Coupon: (2)                                         6.968%
Weighted Average Current FICO Score:                                        629
Weighted Average Original LTV Ratio:                                     79.30%
Weighted Average Combined Original LTV Ratio:                            83.02%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                        6.37%
Weighted Average Initial Rate Cap: (3)                                    2.56%
Weighted Average Periodic Rate Cap: (3)                                   1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.71%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                683       $21,516,777      2.16%     10.062%      642       $31,503      97.17%    67.73%    96.53%
$50,001 - $75,000              470        29,219,626      2.94       9.032       625        62,169      88.09     66.97     91.97
$75,001 - $100,000             422        36,821,090      3.70       8.497       622        87,254      85.56     63.15     93.27
$100,001 - $125,000            452        50,639,760      5.09       8.230       616       112,035      84.16     61.82     93.36
$125,001 - $150,000            369        50,590,850      5.09       8.000       619       137,103      83.68     63.02     88.80
$150,001 - $200,000            878       153,530,203     15.43       7.550       624       174,864      83.01     61.18     94.90
$200,001 - $250,000            545       121,697,624     12.23       7.373       626       223,298      82.19     56.68     95.99
$250,001 - $300,000            374       102,362,853     10.29       7.152       633       273,697      82.97     55.76     98.40
$300,001 - $350,000            234        75,894,880      7.63       7.220       630       324,337      83.32     44.85     95.14
$350,001 - $400,000            259        97,365,664      9.79       7.069       637       375,929      81.64     46.32     96.54
$400,001 & Above               505       255,114,792     25.65       7.052       634       505,178      81.38     43.20     95.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                    14        $4,961,076      0.50%      5.281%      683      $354,363      76.28%    80.45%   100.00%
5.50 - 5.99%                   117        37,979,009      3.82       5.828       664       324,607      79.88     57.83     99.03
6.00 - 6.49%                   333        97,964,819      9.85       6.279       663       294,189      80.05     62.16     98.50
6.50 - 6.99%                   816       239,772,624     24.10       6.754       641       293,839      80.68     58.34     97.60
7.00 - 7.49%                   527       143,438,927     14.42       7.249       627       272,180      81.91     47.39     96.60
7.50 - 7.99%                 1,342       256,265,585     25.76       7.723       615       190,958      83.29     48.10     91.06
8.00 - 8.49%                   416        70,534,015      7.09       8.231       610       169,553      84.28     48.96     93.18
8.50 - 8.99%                   476        63,407,927      6.37       8.739       601       133,210      86.99     54.95     93.58
9.00% & Above                1,150        80,430,137      8.09       9.984       619        69,939      92.41     52.92     96.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                    136       $29,501,057      2.97%      6.846%      764      $216,920      84.21%    45.02%    91.22%
720 - 739                      116        23,279,431      2.34       6.942       729       200,685      83.46     44.30     96.23
700 - 719                      184        36,500,681      3.67       7.084       709       198,373      83.29     32.23     96.39
680 - 699                      335        67,271,062      6.76       7.266       689       200,809      84.81     33.05     90.33
660 - 679                      513       103,468,243     10.40       7.230       669       201,692      83.40     39.60     89.43
640 - 659                      712       135,933,594     13.67       7.343       649       190,918      83.65     39.57     95.61
620 - 639                      816       149,502,396     15.03       7.425       630       183,214      83.47     52.67     95.35
600 - 619                      830       153,667,608     15.45       7.506       609       185,142      84.23     67.57     96.61
580 - 599                      781       143,659,995     14.44       7.606       590       183,944      82.43     73.25     97.61
560 - 579                      342        68,687,441      6.90       7.961       570       200,840      82.76     62.30     98.97
540 - 559                      228        47,408,361      4.77       7.947       550       207,931      78.80     56.77     96.33
520 - 539                      132        23,673,174      2.38       8.350       530       179,342      77.98     51.46     98.53
500 - 519                       66        12,201,075      1.23       8.521       510       184,865      72.40     64.38     97.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   4,241      $948,509,048     95.35%      7.350%      628      $223,652      82.22%    53.39%    95.08%
Second Lien                    950        46,245,071      4.65      10.088       651        48,679      99.51     50.80     99.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 125       $21,701,326      2.18%      7.663%      591      $173,611      49.75%    40.84%    90.10%
60.01 - 70.00%                 192        43,505,494      4.37       7.565       591       226,591      66.59     41.50     91.30
70.01 - 80.00%               2,268       534,912,522     53.77       7.070       638       235,852      79.40     48.87     96.51
80.01 - 85.00%                 328        75,233,438      7.56       7.577       601       229,370      84.47     52.92     94.47
85.01 - 90.00%                 888       189,546,697     19.05       7.636       620       213,453      89.82     65.63     91.68
90.01 - 95.00%                 242        41,991,165      4.22       8.108       627       173,517      94.82     55.07     97.93
95.01 - 100.00%              1,148        87,863,476      8.83       9.143       648        76,536      99.88     61.69     98.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               1,075       $67,946,396      6.83%      9.314%      632       $63,206      83.62%    47.62%    96.49%
60.01 - 70.00%                 192        43,505,494      4.37       7.565       591       226,591      66.59     41.50     91.30
70.01 - 80.00%               2,268       534,912,522     53.77       7.070       638       235,852      79.40     48.87     96.51
80.01 - 85.00%                 327        75,209,286      7.56       7.576       601       229,998      84.47     52.91     94.50
85.01 - 90.00%                 876       188,665,464     18.97       7.626       620       215,372      89.82     65.65     91.64
90.01 - 95.00%                 205        40,179,640      4.04       8.021       627       195,998      94.85     54.47     97.84
95.01 - 100.00%                248        44,335,316      4.46       8.210       645       178,771      99.81     73.36     97.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         3,081      $529,900,755     53.27%      7.422%      620      $171,990      84.05%   100.00%    94.85%
Stated                       1,994       435,086,590     43.74       7.560       641       218,198      81.86      0.00     96.05
Limited                         92        25,187,837      2.53       7.315       609       273,781      80.94      0.00     90.08
No Doc                           8         2,967,493      0.30       6.356       717       370,937      83.56      0.00    100.00
Alt                             16         1,611,444      0.16       8.280       642       100,715      90.40      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     3,449      $619,104,729     62.24%      7.432%      641      $179,503      84.10%    52.50%    96.07%
Cashout Refi                 1,592       351,874,099     35.37       7.535       610       221,026      81.07     54.83     93.80
Rate/term Refi                 150        23,775,291      2.39       7.822       610       158,502      83.82     50.23     96.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               4,921      $947,818,027     95.28%      7.465%      628      $192,607      83.09%    53.03%   100.00%
Investor                       227        37,503,671      3.77       7.666       652       165,214      81.48     60.75      0.00
Second Home                     43         9,432,421      0.95       7.958       645       219,359      82.15     47.58      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                4,200      $789,444,027     79.36%      7.486%      626      $187,963      82.97%    54.50%    96.69%
2 Family                       251        59,432,405      5.97       7.384       651       236,782      83.82     40.20     86.18
PUD                            266        58,066,393      5.84       7.367       629       218,295      82.83     42.85     96.35
Condo                          326        55,153,619      5.54       7.512       644       169,183      83.05     55.21     88.17
3-4 Family                      75        23,152,091      2.33       7.487       646       308,695      83.02     70.95     85.65
PUD Detached                    49         6,144,346      0.62       7.822       619       125,395      83.49     42.59    100.00
PUD Attached                    11         1,812,824      0.18       7.898       642       164,802      84.69     19.50     91.84
Manu/mobile Home                10         1,223,283      0.12       7.571       650       122,328      77.22     72.44     60.19
Condo Hi-rise                    2           193,131      0.02       7.699       714        96,566      81.11      0.00    100.00
Townhouse                        1           132,000      0.01       7.990       627       132,000     100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             958      $289,418,967     29.09%      7.038%      637      $302,107      81.19%    41.01%    96.90%
FL                             609       106,198,853     10.68       7.641       625       174,382      82.77     61.76     91.60
IL                             392        65,893,263      6.62       7.636       633       168,095      85.91     50.10     93.76
NJ                             203        53,836,416      5.41       7.496       620       265,204      83.67     51.94     96.64
NY                             175        52,243,181      5.25       7.174       638       298,532      81.44     44.36     94.49
GA                             288        39,677,604      3.99       7.954       610       137,769      85.38     66.65     93.99
MD                             164        37,373,219      3.76       7.507       622       227,885      82.78     72.82     97.31
MN                             230        36,088,499      3.63       7.741       615       156,907      84.79     60.37     94.59
VA                             156        33,498,735      3.37       7.605       622       214,735      81.69     59.18     94.81
MA                             127        30,320,431      3.05       7.525       634       238,744      82.84     56.49    100.00
Other                        1,889       250,204,953     25.15       7.794       627       132,454      84.28     59.58     94.74
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
20721                            6        $2,707,523      0.27%      7.445%      650      $451,254      85.01%    48.33%   100.00%
93905                           10         2,611,431      0.26       7.422       663       261,143      84.00     17.80    100.00
92508                            6         2,437,834      0.25       6.543       637       406,306      84.39     51.30    100.00
11221                            7         2,367,748      0.24       7.617       641       338,250      82.27     43.22     82.11
60618                            7         2,156,030      0.22       6.733       688       308,004      81.73     11.89    100.00
94531                            6         2,129,817      0.21       7.523       646       354,970      83.33     17.75    100.00
33325                            4         2,099,666      0.21       7.753       607       524,916      85.87    100.00    100.00
92503                            7         2,095,997      0.21       7.340       647       299,428      82.30      0.00    100.00
92345                            9         2,083,455      0.21       7.231       634       231,495      80.26     43.23    100.00
20603                            6         2,046,196      0.21       6.768       640       341,033      78.45     81.95    100.00
Other                        5,123       972,018,424     97.71       7.483       629       189,736      83.02     53.55     95.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                        428       $19,267,646      1.94%      9.961%      650       $45,018      97.13%    38.73%    98.59%
181 - 240                       86         3,846,147      0.39       8.645       648        44,723      88.79     75.34    100.00
241 - 360                    4,547       935,926,597     94.09       7.438       629       205,834      82.80     54.12     95.12
421 - 480                      130        35,713,729      3.59       7.048       617       274,721      80.49     36.51     97.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     2,261      $466,779,044     46.92%      7.619%      616      $206,448      83.11%    47.60%    93.76%
2 YR ARM IO                    981       285,668,400     28.72       6.956       645       291,201      82.13     57.21     98.34
Fixed                        1,308       157,753,314     15.86       7.787       635       120,607      83.01     67.92     93.56
3 YR ARM                       121        28,008,694      2.82       7.531       610       231,477      82.39     48.34     92.89
3 YR ARM IO                     73        21,103,015      2.12       7.145       646       289,082      82.91     52.65     97.02
Balloon 15/30                  364        16,047,701      1.61      10.320       653        44,087      99.91     27.53     98.86
2 YR ARM BALLOON 30/40          29         8,211,295      0.83       7.572       647       283,148      78.06     26.88    100.00
FIXED IO                        23         5,005,597      0.50       6.837       658       217,635      82.62     61.51     97.80
5 YR ARM                        16         3,788,020      0.38       6.643       665       236,751      81.46     46.14    100.00
Balloon 30/40                    2           719,793      0.07       6.857       698       359,896      83.31     33.90    100.00
Other                           13         1,669,245      0.17       7.821       677       128,403      90.36     49.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Initial               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   143       $26,614,359      2.68%      7.485%      623      $186,114      80.44%    28.33%    96.12%
1.01 - 1.50%                    78        21,735,969      2.19       7.082       645       278,666      82.58     30.97     99.08
1.51 - 2.00%                 1,085       286,325,675     28.78       7.291       628       263,895      82.34     60.18     95.46
2.51 - 3.00%                 2,161       473,953,637     47.65       7.418       626       219,321      83.01     47.60     95.44
3.01 - 3.50%                     2           297,867      0.03       7.220       700       148,933      87.54     37.73    100.00
4.51 - 5.00%                     2           340,441      0.03       8.541       569       170,220      83.36    100.00    100.00
5.51 - 6.00%                    16         5,368,157      0.54       7.071       625       335,510      82.34     43.85     88.07
N/A                          1,704       180,118,015     18.11       7.990       638       105,703      84.56     63.78     94.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                 1,641      $350,260,851     35.21%      7.424%      626      $213,444      83.15%    36.44%    95.86%
1.01 - 1.50%                 1,811       455,260,964     45.77       7.320       628       251,387      82.34     62.19     95.35
1.51 - 2.00%                    29         7,872,879      0.79       7.104       615       271,479      79.63     41.20     89.65
3.01% & Above                    6         1,241,410      0.12       8.505       625       206,902      95.54     82.04    100.00
N/A                          1,704       180,118,015     18.11       7.990       638       105,703      84.56     63.78     94.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Rate Reset                Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                           1          $206,183      0.02%      6.600%      617      $206,183      85.00%     0.00%   100.00%
13 - 24                      3,273       760,675,237     76.47       7.370       627       232,409      82.69     51.01     95.55
25 - 36                        195        49,371,464      4.96       7.359       626       253,187      82.62     49.93     94.70
49 & Above                      18         4,383,220      0.44       6.578       663       243,512      81.26     53.45    100.00
N/A                          1,704       180,118,015     18.11       7.990       638       105,703      84.56     63.78     94.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
 Life Maximum Rate           Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                  77       $24,381,166      2.45%      5.829%      651      $316,639      79.77%    51.03%   100.00%
12.00 - 12.49%                 113        34,216,601      3.44       6.253       657       302,802      80.83     41.14     98.63
12.50 - 12.99%                 394       133,899,949     13.46       6.656       643       339,848      80.73     53.36     98.37
13.00 - 13.49%                 403       122,393,008     12.30       6.921       642       303,705      81.75     53.70     96.77
13.50 - 13.99%               1,047       240,181,535     24.14       7.376       623       229,400      82.53     50.60     93.70
14.00 - 14.49%                 420        90,947,386      9.14       7.780       615       216,541      83.66     47.65     96.58
14.50 - 14.99%                 630       110,266,042     11.08       8.091       607       175,025      85.19     50.98     93.10
15.00 - 15.49%                 173        27,386,415      2.75       8.651       619       158,303      87.86     45.88     93.05
15.50 - 15.99%                 159        20,394,125      2.05       9.314       593       128,265      86.31     52.77     90.97
16.00% & Above                  71        10,569,877      1.06      10.100       592       148,872      79.24     65.53     97.37
N/A                          1,704       180,118,015     18.11       7.990       638       105,703      84.56     63.78     94.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Margin                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  184       $48,754,165      4.90%      6.416%      662      $264,968      81.91%    41.43%    98.49%
5.00 - 5.49%                   252        72,918,606      7.33       6.488       655       289,360      80.46     36.28     96.15
5.50 - 5.99%                   447       122,399,251     12.30       6.914       637       273,824      81.68     53.64     96.22
6.00 - 6.49%                   661       179,663,458     18.06       7.060       634       271,806      81.75     51.18     97.99
6.50 - 6.99%                 1,506       324,285,156     32.60       7.729       613       215,329      83.33     54.73     93.75
7.00% & Above                  437        66,615,469      6.70       8.891       606       152,438      86.88     49.96     93.34
N/A                          1,704       180,118,015     18.11       7.990       638       105,703      84.56     63.78     94.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,191      $994,754,119    100.00%      7.478%      629      $191,631      83.02%    53.27%    95.28%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                     The Group II Adjustable Mortgage Loans

Scheduled Principal Balance:                                       $814,636,104
Number of Mortgage Loans:                                                 3,487
Average Scheduled Principal Balance:                                   $233,621
Weighted Average Gross Coupon:                                           7.364%
Weighted Average Net Coupon: (2)                                         6.854%
Weighted Average Current FICO Score:                                        627
Weighted Average Original LTV Ratio:                                     82.66%
Weighted Average Combined Original LTV Ratio:                            82.68%
Weighted Average Stated Remaining Term (months):                            363
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                        6.37%
Weighted Average Initial Rate Cap: (3)                                    2.56%
Weighted Average Periodic Rate Cap: (3)                                   1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.71%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 46        $2,026,576      0.25%      9.083%      629       $44,056      84.34%    80.00%    79.60%
$50,001 - $75,000              228        14,282,918      1.75       8.623       608        62,644      83.45     74.01     85.89
$75,001 - $100,000             240        20,960,387      2.57       8.252       614        87,335      84.91     67.25     91.74
$100,001 - $125,000            306        34,326,813      4.21       8.181       605       112,179      84.44     64.27     93.17
$125,001 - $150,000            264        36,134,780      4.44       8.097       611       136,874      84.59     60.49     87.78
$150,001 - $200,000            705       123,557,282     15.17       7.530       624       175,259      83.09     59.16     94.92
$200,001 - $250,000            463       103,385,681     12.69       7.411       624       223,295      82.83     55.30     96.79
$250,001 - $300,000            336        91,811,052     11.27       7.195       631       273,247      83.16     54.68     98.22
$300,001 - $350,000            201        65,097,219      7.99       7.252       627       323,867      83.80     41.18     96.93
$350,001 - $400,000            231        87,033,630     10.68       7.065       635       376,769      81.92     45.49     97.83
$400,001 & Above               467       236,019,766     28.97       7.064       634       505,396      81.38     41.49     95.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                    14        $4,961,076      0.61%      5.281%      683      $354,363      76.28%    80.45%   100.00%
5.50 - 5.99%                   112        36,317,597      4.46       5.824       662       324,264      79.86     56.19     98.98
6.00 - 6.49%                   241        74,059,007      9.09       6.286       665       307,299      81.37     56.38     99.37
6.50 - 6.99%                   621       201,709,174     24.76       6.751       640       324,813      80.84     55.84     98.63
7.00 - 7.49%                   417       123,466,300     15.16       7.248       627       296,082      82.03     45.54     96.80
7.50 - 7.99%                 1,140       225,172,856     27.64       7.721       614       197,520      83.64     45.75     91.05
8.00 - 8.49%                   366        63,931,780      7.85       8.230       610       174,677      84.99     46.66     93.41
8.50 - 8.99%                   315        49,514,069      6.08       8.720       591       157,188      86.87     52.66     94.57
9.00% & Above                  261        35,504,244      4.36       9.660       593       136,032      85.79     59.37     94.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     86       $21,829,520      2.68%      6.693%      765      $253,832      83.31%    33.13%    93.90%
720 - 739                       70        18,770,839      2.30       6.726       730       268,155      82.67     40.72     96.75
700 - 719                      114        29,426,334      3.61       6.862       709       258,126      81.83     32.87     96.11
680 - 699                      196        52,547,485      6.45       7.040       689       268,099      83.58     28.00     90.89
660 - 679                      311        80,800,570      9.92       7.129       669       259,809      83.03     35.94     89.62
640 - 659                      423       108,968,002     13.38       7.136       649       257,608      82.61     37.34     96.06
620 - 639                      521       119,711,382     14.70       7.284       629       229,772      82.81     48.41     95.22
600 - 619                      538       125,570,309     15.41       7.365       609       233,402      84.16     64.27     96.54
580 - 599                      584       124,726,942     15.31       7.512       590       213,574      82.36     72.87     97.40
560 - 579                      296        61,569,187      7.56       7.984       570       208,004      83.50     60.78     98.93
540 - 559                      187        40,262,355      4.94       7.960       550       215,307      80.09     56.96     96.79
520 - 539                      111        20,966,590      2.57       8.385       530       188,888      78.67     48.08     98.58
500 - 519                       50         9,486,589      1.16       8.428       511       189,732      74.18     63.79     96.35
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   3,484      $814,413,424     99.97%      7.364%      627      $233,758      82.68%    50.93%    95.52%
Second Lien                      3           222,680      0.03       8.244       690        74,227     100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                  64       $14,293,645      1.75%      7.762%      581      $223,338      51.14%    32.99%    90.68%
60.01 - 70.00%                 116        29,925,588      3.67       7.747       585       257,979      66.84     32.57     89.25
70.01 - 80.00%               1,891       468,010,037     57.45       7.063       638       247,493      79.48     46.59     96.86
80.01 - 85.00%                 257        62,189,335      7.63       7.638       594       241,982      84.49     47.48     95.60
85.01 - 90.00%                 755       162,988,012     20.01       7.664       616       215,878      89.84     64.20     91.96
90.01 - 95.00%                 175        36,372,232      4.46       7.991       625       207,841      94.87     53.11     98.39
95.01 - 100.00%                229        40,857,254      5.02       8.228       641       178,416      99.86     71.09     98.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                  67       $14,516,325      1.78%      7.769%      583      $216,662      51.89%    34.02%    90.82%
60.01 - 70.00%                 116        29,925,588      3.67       7.747       585       257,979      66.84     32.57     89.25
70.01 - 80.00%               1,891       468,010,037     57.45       7.063       638       247,493      79.48     46.59     96.86
80.01 - 85.00%                 257        62,189,335      7.63       7.638       594       241,982      84.49     47.48     95.60
85.01 - 90.00%                 755       162,988,012     20.01       7.664       616       215,878      89.84     64.20     91.96
90.01 - 95.00%                 175        36,372,232      4.46       7.991       625       207,841      94.87     53.11     98.39
95.01 - 100.00%                226        40,634,574      4.99       8.228       641       179,799      99.86     70.93     98.02
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         1,969      $415,017,390     50.95%      7.328%      616      $210,776      83.99%   100.00%    95.19%
Stated                       1,432       374,644,020     45.99       7.412       640       261,623      81.27      0.00     96.26
Limited                         73        20,696,899      2.54       7.358       611       283,519      81.41      0.00     87.93
No Doc                           8         2,967,493      0.36       6.356       717       370,937      83.56      0.00    100.00
Alt                              5         1,310,301      0.16       7.615       645       262,060      88.22      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     2,388      $535,113,002     65.69%      7.260%      639      $224,084      83.19%    51.50%    96.25%
Cashout Refi                 1,005       261,320,006     32.08       7.545       605       260,020      81.53     50.14     94.02
Rate/term Refi                  94        18,203,096      2.23       7.833       603       193,650      84.24     46.27     95.69
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               3,284      $778,158,752     95.52%      7.346%      626      $236,955      82.72%    50.77%   100.00%
Investor                       173        29,046,179      3.57       7.710       649       167,897      82.19     59.04      0.00
Second Home                     30         7,431,173      0.91       7.954       636       247,706      80.24     38.09      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                2,815      $648,392,242     79.59%      7.373%      624      $230,335      82.56%    51.87%    96.72%
PUD                            202        50,312,410      6.18       7.291       628       249,071      83.23     43.18     95.87
2 Family                       166        45,799,727      5.62       7.218       649       275,902      83.48     38.68     87.79
Condo                          214        44,430,731      5.45       7.374       643       207,620      82.33     53.55     88.95
3-4 Family                      57        18,900,585      2.32       7.554       639       331,589      84.25     69.12     87.62
PUD Detached                    18         4,092,319      0.50       7.604       618       227,351      81.24     31.00    100.00
PUD Attached                     6         1,449,140      0.18       7.624       630       241,523      83.12     14.19    100.00
Manu/mobile Home                 7           955,287      0.12       7.000       671       136,470      83.53     83.53     67.84
Condo Hi-rise                    1           171,663      0.02       7.475       714       171,663      80.00      0.00    100.00
Townhouse                        1           132,000      0.02       7.990       627       132,000     100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             729      $258,390,366     31.72%      6.889%      636      $354,445      80.63%    41.41%    96.78%
FL                             395        81,441,874     10.00       7.562       625       206,182      82.97     58.71     91.25
IL                             279        57,008,302      7.00       7.497       631       204,331      85.37     48.35     95.18
NJ                             154        44,794,686      5.50       7.545       618       290,875      84.26     46.04     96.29
NY                              92        32,608,217      4.00       7.207       631       354,437      82.35     37.99     95.14
MN                             163        31,126,945      3.82       7.717       611       190,963      84.39     57.74     93.83
GA                             182        30,583,280      3.75       7.840       609       168,040      85.83     65.67     94.71
MD                             108        29,038,449      3.56       7.464       619       268,875      82.91     69.76     97.22
VA                             109        28,929,888      3.55       7.484       621       265,412      81.01     55.86     95.95
MA                              82        23,912,254      2.94       7.417       632       291,613      81.79     53.57    100.00
Other                        1,194       196,801,843     24.16       7.685       624       164,826      83.72     57.09     95.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
20721                            6        $2,707,523      0.33%      7.445%      650      $451,254      85.01%    48.33%   100.00%
92508                            6         2,437,834      0.30       6.543       637       406,306      84.39     51.30    100.00
11221                            5         2,198,625      0.27       7.445       638       439,725      80.91     46.54     80.73
60618                            7         2,156,030      0.26       6.733       688       308,004      81.73     11.89    100.00
93905                            5         2,089,382      0.26       6.677       663       417,876      80.00     17.80    100.00
92503                            6         2,025,023      0.25       7.217       647       337,504      81.68      0.00    100.00
92530                            7         1,918,679      0.24       7.365       627       274,097      82.99     44.03     86.84
94551                            4         1,885,550      0.23       6.972       630       471,388      79.18    100.00     72.86
94531                            4         1,882,000      0.23       7.216       647       470,500      81.34     20.09    100.00
94603                            6         1,759,137      0.22       6.731       639       293,189      76.94     84.08    100.00
Other                        3,431       793,576,322     97.41       7.373       627       231,296      82.71     51.19     95.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          3          $222,680      0.03%      8.244%      690       $74,227     100.00%   100.00%   100.00%
241 - 360                    3,371       782,525,220     96.06       7.376       628       232,134      82.73     51.62     95.45
421 - 480                      113        31,888,204      3.91       7.066       617       282,196      81.27     34.05     97.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     2,261      $466,779,044     57.30%      7.619%      616      $206,448      83.11%    47.60%    93.76%
2 YR ARM IO                    981       285,668,400     35.07       6.956       645       291,201      82.13     57.21     98.34
3 YR ARM                       121        28,008,694      3.44       7.531       610       231,477      82.39     48.34     92.89
3 YR ARM IO                     73        21,103,015      2.59       7.145       646       289,082      82.91     52.65     97.02
2 YR ARM BALLOON 30/40          29         8,211,295      1.01       7.572       647       283,148      78.06     26.88    100.00
5 YR ARM                        16         3,788,020      0.46       6.643       665       236,751      81.46     46.14    100.00
5 YR ARM IO                      2           595,200      0.07       6.162       648       297,600      80.00    100.00    100.00
3 YR ARM BALLOON 30/40           1           259,755      0.03       6.250       759       259,755      83.90      0.00    100.00
2 YR ARM BALLOON 15/30           3           222,680      0.03       8.244       690        74,227     100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Initial               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   143       $26,614,359      3.27%      7.485%      623      $186,114      80.44%    28.33%    96.12%
1.01 - 1.50%                    78        21,735,969      2.67       7.082       645       278,666      82.58     30.97     99.08
1.51 - 2.00%                 1,085       286,325,675     35.15       7.291       628       263,895      82.34     60.18     95.46
2.51 - 3.00%                 2,161       473,953,637     58.18       7.418       626       219,321      83.01     47.60     95.44
3.01 - 3.50%                     2           297,867      0.04       7.220       700       148,933      87.54     37.73    100.00
4.51 - 5.00%                     2           340,441      0.04       8.541       569       170,220      83.36    100.00    100.00
5.51 - 6.00%                    16         5,368,157      0.66       7.071       625       335,510      82.34     43.85     88.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Periodic Cap              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                 1,641      $350,260,851     43.00%      7.424%      626      $213,444      83.15%    36.44%    95.86%
1.01 - 1.50%                 1,811       455,260,964     55.89       7.320       628       251,387      82.34     62.19     95.35
1.51 - 2.00%                    29         7,872,879      0.97       7.104       615       271,479      79.63     41.20     89.65
3.01% & Above                    6         1,241,410      0.15       8.505       625       206,902      95.54     82.04    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Rate Reset                Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                           1          $206,183      0.03%      6.600%      617      $206,183      85.00%     0.00%   100.00%
13 - 24                      3,273       760,675,237     93.38       7.370       627       232,409      82.69     51.01     95.55
25 - 36                        195        49,371,464      6.06       7.359       626       253,187      82.62     49.93     94.70
49 & Above                      18         4,383,220      0.54       6.578       663       243,512      81.26     53.45    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
 Life Maximum Rate           Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                  77       $24,381,166      2.99%      5.829%      651      $316,639      79.77%    51.03%   100.00%
12.00 - 12.49%                 113        34,216,601      4.20       6.253       657       302,802      80.83     41.14     98.63
12.50 - 12.99%                 394       133,899,949     16.44       6.656       643       339,848      80.73     53.36     98.37
13.00 - 13.49%                 403       122,393,008     15.02       6.921       642       303,705      81.75     53.70     96.77
13.50 - 13.99%               1,047       240,181,535     29.48       7.376       623       229,400      82.53     50.60     93.70
14.00 - 14.49%                 420        90,947,386     11.16       7.780       615       216,541      83.66     47.65     96.58
14.50 - 14.99%                 630       110,266,042     13.54       8.091       607       175,025      85.19     50.98     93.10
15.00 - 15.49%                 173        27,386,415      3.36       8.651       619       158,303      87.86     45.88     93.05
15.50 - 15.99%                 159        20,394,125      2.50       9.314       593       128,265      86.31     52.77     90.97
16.00% & Above                  71        10,569,877      1.30      10.100       592       148,872      79.24     65.53     97.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



                             Distribution by Margin

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Margin                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  184       $48,754,165      5.98%      6.416%      662      $264,968      81.91%    41.43%    98.49%
5.00 - 5.49%                   252        72,918,606      8.95       6.488       655       289,360      80.46     36.28     96.15
5.50 - 5.99%                   447       122,399,251     15.03       6.914       637       273,824      81.68     53.64     96.22
6.00 - 6.49%                   661       179,663,458     22.05       7.060       634       271,806      81.75     51.18     97.99
6.50 - 6.99%                 1,506       324,285,156     39.81       7.729       613       215,329      83.33     54.73     93.75
7.00% & Above                  437        66,615,469      8.18       8.891       606       152,438      86.88     49.96     93.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       3,487      $814,636,104    100.00%      7.364%      627      $233,621      82.68%    50.95%    95.52%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                       $180,118,015
Number of Mortgage Loans:                                                 1,704
Average Scheduled Principal Balance:                                   $105,703
Weighted Average Gross Coupon:                                           7.990%
Weighted Average Net Coupon: (2)                                         7.480%
Weighted Average Current FICO Score:                                        638
Weighted Average Original LTV Ratio:                                     64.09%
Weighted Average Combined Original LTV Ratio:                            84.56%
Weighted Average Stated Remaining Term (months):                            339
Weighted Average Seasoning(months):                                           1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Current Principal       Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
        Balance              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                637       $19,490,201     10.82%     10.164%      643       $30,597      98.50%    66.45%    98.30%
$50,001 - $75,000              242        14,936,708      8.29       9.422       641        61,722      92.54     60.23     97.79
$75,001 - $100,000             182        15,860,703      8.81       8.820       632        87,147      86.41     57.73     95.31
$100,001 - $125,000            146        16,312,947      9.06       8.331       640       111,733      83.57     56.66     93.77
$125,001 - $150,000            105        14,456,069      8.03       7.758       638       137,677      81.42     69.33     91.37
$150,001 - $200,000            173        29,972,920     16.64       7.632       627       173,254      82.68     69.48     94.82
$200,001 - $250,000             82        18,311,943     10.17       7.155       632       223,316      78.59     64.48     91.47
$250,001 - $300,000             38        10,551,802      5.86       6.775       645       277,679      81.29     65.09    100.00
$300,001 - $350,000             33        10,797,661      5.99       7.025       647       327,202      80.45     66.99     84.34
$350,001 - $400,000             28        10,332,034      5.74       7.108       653       369,001      79.34     53.28     85.66
$400,001 & Above                38        19,095,027     10.60       6.902       636       502,501      81.43     64.28     97.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                          Distribution by Current Rate

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Current Rate              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                     5        $1,661,413      0.92%      5.916%      703      $332,283      80.42%    93.81%   100.00%
6.00 - 6.49%                    92        23,905,812     13.27       6.257       659       259,846      75.96     80.04     95.82
6.50 - 6.99%                   195        38,063,449     21.13       6.766       645       195,197      79.83     71.60     92.19
7.00 - 7.49%                   110        19,972,627     11.09       7.253       625       181,569      81.16     58.86     95.39
7.50 - 7.99%                   202        31,092,729     17.26       7.736       621       153,924      80.76     65.08     91.12
8.00 - 8.49%                    50         6,602,235      3.67       8.236       606       132,045      77.31     71.17     91.01
8.50 - 8.99%                   161        13,893,857      7.71       8.806       638        86,297      87.39     63.09     90.08
9.00% & Above                  889        44,925,893     24.94      10.240       639        50,535      97.63     47.82     98.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
  Credit Score               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     50        $7,671,537      4.26%      7.280%      763      $153,431      86.79%    78.87%    83.60%
720 - 739                       46         4,508,592      2.50       7.844       728        98,013      86.75     59.20     94.08
700 - 719                       70         7,074,347      3.93       8.009       710       101,062      89.36     29.54     97.55
680 - 699                      139        14,723,577      8.17       8.071       690       105,925      89.20     51.10     88.33
660 - 679                      202        22,667,673     12.58       7.589       670       112,216      84.69     52.62     88.75
640 - 659                      289        26,965,593     14.97       8.180       649        93,307      87.85     48.58     93.79
620 - 639                      295        29,791,014     16.54       7.991       630       100,986      86.12     69.79     95.87
600 - 619                      292        28,097,299     15.60       8.140       610        96,224      84.53     82.33     96.92
580 - 599                      197        18,933,052     10.51       8.220       590        96,107      82.85     75.75     99.05
560 - 579                       46         7,118,254      3.95       7.760       570       154,745      76.33     75.48     99.37
540 - 559                       41         7,146,006      3.97       7.875       550       174,293      71.51     55.70     93.75
520 - 539                       21         2,706,584      1.50       8.080       529       128,885      72.57     77.60     98.15
500 - 519                       16         2,714,487      1.51       8.846       506       169,655      66.17     66.46    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                              Distribution by Lien

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Lien                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     757      $134,095,625     74.45%      7.267%      633      $177,141      79.43%    68.32%    92.38%
Second Lien                    947        46,022,391     25.55      10.097       651        48,598      99.51     50.56     99.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                      Distribution by Combined Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
     Combined              Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                  61        $7,407,681      4.11%      7.472%      610      $121,437      47.07%    55.99%    88.98%
60.01 - 70.00%                  76        13,579,906      7.54       7.162       605       178,683      66.02     61.19     95.81
70.01 - 80.00%                 377        66,902,485     37.14       7.118       634       177,460      78.86     64.88     94.04
80.01 - 85.00%                  71        13,044,103      7.24       7.286       637       183,720      84.38     78.89     89.12
85.01 - 90.00%                 133        26,558,685     14.75       7.466       642       199,689      89.70     74.43     89.93
90.01 - 95.00%                  67         5,618,933      3.12       8.865       644        83,865      94.50     67.76     94.98
95.01 - 100.00%                919        47,006,222     26.10       9.938       654        51,149      99.90     53.52     98.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                          Distribution by Original LTV

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Original LTV              Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               1,008       $53,430,072     29.66%      9.733%      645       $53,006      92.24%    51.32%    98.03%
60.01 - 70.00%                  76        13,579,906      7.54       7.162       605       178,683      66.02     61.19     95.81
70.01 - 80.00%                 377        66,902,485     37.14       7.118       634       177,460      78.86     64.88     94.04
80.01 - 85.00%                  70        13,019,951      7.23       7.278       637       185,999      84.37     78.85     89.28
85.01 - 90.00%                 121        25,677,452     14.26       7.383       642       212,210      89.73     74.85     89.59
90.01 - 95.00%                  30         3,807,408      2.11       8.305       646       126,914      94.66     67.38     92.60
95.01 - 100.00%                 22         3,700,741      2.05       8.006       690       168,216      99.18    100.00     86.50
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Documentation             Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                         1,112      $114,883,365     63.78%      7.759%      632      $103,312      84.24%   100.00%    93.65%
Stated                         562        60,442,571     33.56       8.477       651       107,549      85.53      0.00     94.76
Limited                         19         4,490,938      2.49       7.119       598       236,365      78.77      0.00    100.00
Alt                             11           301,142      0.17      11.173       633        27,377      99.89      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                             Distribution by Purpose

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Purpose                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   587       $90,554,093     50.27%      7.507%      624      $154,266      79.75%    68.37%    93.16%
Purchase                     1,061        83,991,727     46.63       8.524       653        79,163      89.89     58.88     94.95
Rate/term Refi                  56         5,572,195      3.09       7.785       633        99,503      82.46     63.16     99.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                            Distribution by Occupancy

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     Occupancy               Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               1,637      $169,659,275     94.19%      8.014%      636      $103,640      84.78%    63.42%   100.00%
Investor                        54         8,457,492      4.70       7.512       665       156,620      79.05     66.64      0.00
Second Home                     13         2,001,248      1.11       7.972       680       153,942      89.23     82.81      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                          Distribution by Property Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Property Type            Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                1,385      $141,051,785     78.31%      8.008%      634      $101,842      84.85%    66.60%    96.55%
2 Family                        85        13,632,678      7.57       7.944       657       160,384      84.96     45.32     80.78
Condo                          112        10,722,887      5.95       8.087       650        95,740      86.01     62.09     84.90
PUD                             64         7,753,983      4.30       7.865       635       121,156      80.24     40.70     99.45
3-4 Family                      18         4,251,506      2.36       7.188       681       236,195      77.53     79.06     76.90
PUD Detached                    31         2,052,027      1.14       8.259       621        66,194      87.99     65.71    100.00
PUD Attached                     5           363,684      0.20       8.988       687        72,737      90.92     40.66     59.34
Manu/mobile Home                 3           267,996      0.15       9.606       575        89,332      54.71     32.91     32.91
Condo Hi-rise                    1            21,469      0.01       9.490       714        21,469      90.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
     State                   Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             229       $31,028,600     17.23%      8.277%      646      $135,496      85.85%    37.71%    97.88%
FL                             214        24,756,979     13.74       7.900       622       115,687      82.10     71.77     92.74
NY                              83        19,634,964     10.90       7.118       652       236,566      79.92     54.96     93.41
GA                             106         9,094,323      5.05       8.337       611        85,796      83.87     69.93     91.59
NJ                              49         9,041,730      5.02       7.254       632       184,525      80.74     81.15     98.34
IL                             113         8,884,961      4.93       8.531       648        78,628      89.37     61.27     84.71
MD                              56         8,334,769      4.63       7.659       630       148,835      82.30     83.49     97.60
TX                             111         7,545,898      4.19       8.275       632        67,981      87.11     59.52     99.44
MA                              45         6,408,177      3.56       7.927       641       142,404      86.72     67.40    100.00
MN                              67         4,961,554      2.75       7.893       636        74,053      87.28     76.83     99.40
Other                          631        50,426,060     28.00       8.200       640        79,915      86.20     71.20     91.74
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                               Distribution by Zip

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
      Zip                    Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
33325                            3        $1,350,305      0.75%      8.282%      610      $450,102      89.71%   100.00%   100.00%
60402                            5         1,102,196      0.61       8.921       698       220,439      84.44      0.00      6.31
55128                            7         1,050,869      0.58       6.900       674       150,124      85.73    100.00    100.00
20603                            3           939,892      0.52       6.546       664       313,297      76.62    100.00    100.00
11747                            2           909,194      0.50       6.691       643       454,597      77.81    100.00    100.00
96740                            3           835,624      0.46       7.942       662       278,541      85.19     62.02    100.00
33157                            2           831,500      0.46       7.221       611       415,750      81.16     94.21    100.00
92805                            2           781,807      0.43       7.385       636       390,903      85.40     54.02    100.00
93550                            5           770,480      0.43       7.986       660       154,096      87.29     49.25     50.75
20841                            1           744,760      0.41       6.550       629       744,760      90.00    100.00    100.00
Other                        1,671       170,801,389     94.83       8.016       637       102,215      84.57     63.11     94.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
   Remaining                                            Pool By      Avg.        Avg.       Avg.     Combined                Pct.
   Months To               Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
    Maturity                 Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                        425       $19,044,966     10.57%      9.981%      649       $44,812      97.09%    38.01%    98.57%
181 - 240                       86         3,846,147      2.14       8.645       648        44,723      88.79     75.34    100.00
241 - 360                    1,176       153,401,377     85.17       7.753       636       130,443      83.16     66.86     93.43
421 - 480                       17         3,825,525      2.12       6.902       621       225,031      73.95     57.05     97.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



                        Distribution by Amortization Type

                                                                                                     Weighted
                                                        Pct. Of    Weighted   Weighted                 Avg.
                                                        Pool By      Avg.        Avg.       Avg.     Combined                Pct.
                           Number of      Principal    Principal    Gross      Current   Principal   Original   Pct. Full   Owner
   Amortization Type         Loans         Balance      Balance     Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        1,308      $157,753,314     87.58%      7.787%      635      $120,607      83.01%    67.92%    93.56%
Balloon 15/30                  364        16,047,701      8.91      10.320       653        44,087      99.91     27.53     98.86
Fixed IO                        23         5,005,597      2.78       6.837       658       217,635      82.62     61.51     97.80
Balloon 30/40                    2           719,793      0.40       6.857       698       359,896      83.31     33.90    100.00
Balloon 20/30                    7           591,610      0.33      10.022       665        84,516     100.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,704      $180,118,015    100.00%      7.990%      638      $105,703      84.56%    63.78%    94.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.